Dreyfus Variable

Investment Fund,

International

Equity Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

              Dreyfus Variable Investment Fund,  International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas A. Loeffler, CFA.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter
of    2000,    before    peaking    in    early    March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International
Equity    Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio achieved a total return of -1.94% .(1) This compares with a -4.06% return for the portfolio's benchmark,  the  Morgan  Stanley  Capital International Europe, Australasia, Far
East    (MSCI    EAFE)    Index,    for    the    same    period.(2)

We attribute the portfolio's modest outperformance to successful stock selection in an environment that, for much of the reporting period, did not favor the growth investment style.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Generally, we look to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth, in both revenues and earnings, can exceed that of global industry peers as well as that of their local markets.

Currently, the portfolio holds approximately 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the most promising growth ideas from around the world. We generally sell a stock when its growth forecast is reduced, its valuation target is reached, or when we decide to reduce its specific market weighting.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

As the reporting period began, the portfolio benefited from strong global demand for growth stocks. After a brief January pause, the year-end 1999 stock market rally continued into early 2000. The global advance was driven primarily by the telecommunications, media and technology industries, on which the portfolio placed a heavy investment emphasis.

From mid-March through the end of May, however, markets were marked by rapid swings and shifts in investor sentiment. Investors grew concerned over stock valuations that were extraordinarily high when compared to historical norms. Overseas markets, especially the emerging markets, were highly vulnerable to rising interest rates. While demand for stocks remained high, supply grew rapidly as firms rushed new shares to market. Investors paused to rethink valuations as central banks raised interest rates and markets grew glutted with new issues. As a result, stock prices generally turned downward, negatively affecting portfolio performance.

More specifically, Japan was weak through the entire reporting period; both the market and economy continued to disappoint investors. However, our emphasis on individual stock selection in Japan helped the portfolio's performance. European markets moved slightly ahead in local currency terms, as countries continued to move away from a centralized economic model and towards a competitive, market-driven structure. However, weakness in the euro and British pound relative to the U.S. dollar negatively affected the performance of the portfolio's European investments.

What is the portfolio's current strategy?

We have maintained our focus during a challenging period for global growth stocks, continuing our quest to uncover what we believe are promising growth opportunities worldwide.

Since  mid-March,  we  have  worked  to  reduce  overall  volatility  within the portfolio. In particular, we have focused more attention on the price we pay for stocks, looking for a clearer path from concept to profitability and reducing our investment in stocks with no current earnings.

Accordingly, Continental Europe is currently our largest regional exposure. We have reduced investment in European financial firms, concentrating instead on companies that we believe are positioned to take advantage of convergence in the telecommunications and entertainment industries. We deemphasized investment in the United Kingdom, avoiding exposure to its weak financial service industry.

Japan continues to be the portfolio's largest single-country weighting. In our Japanese investments, we continue to focus on selecting well-run companies that we believe are positioned for growth, including telecommunications and high-end consumer electronics manufacturers. We are also looking to take advantage of selected opportunities in emerging market countries, particularly in Latin
American stocks that are closely tied to U.S. market performance, as well as Asian manufacturers of semiconductors and telecommunications equipment. On the other hand, we have sharply reduced emphasis on commodity telecommunications providers, particularly in markets with many new entrants. In the media sector, we are focusing more on company valuations and potential profitability

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.1%                                    Shares                  Value ($)
--------------------------------------------------------------------------------------------

BRAZIL--1.3%

Aracruz Celulose, ADR                                   50,125                  968,039

CANADA--1.0%

AT&T Canada, Cl. B, ADR                                 22,275  (a)             739,251

DENMARK--1.6%

Novo Nordisk, Cl. B                                      6,925                1,177,254

FINLAND--6.3%

HPY Holding                                             33,100                1,515,397

Nokia, ADS                                              28,525                1,424,467

Perlos                                                  47,550                1,501,191

Tietoenator                                              8,275                  275,850

                                                                              4,716,905

FRANCE--11.1%

Accor                                                   25,175                1,030,832

Alcatel                                                 30,000                1,965,782

Altran Technologies                                      4,550                  890,091

Bouygues                                                   825                  550,819

Dassault Systemes                                       10,975                1,022,719

Total Fina Elf                                           9,200                1,409,259

Vivendi                                                 15,700                1,384,407

                                                                              8,253,909

HONG KONG--1.9%

China Mobile (Hong Kong)                               164,000  (a)           1,446,329

ISRAEL--2.1%

Check Point Software Technologies, ADR                   4,050  (a)             857,588

Partner Communications, ADR                             76,200  (a)             723,900

                                                                              1,581,488

ITALY--5.3%

Alleanza Assicurazioni                                 124,300                1,637,277

Saipem                                                 204,975                1,214,087

San Paolo-IMI                                           63,175                1,118,960

                                                                              3,970,324

JAPAN--20.6%

Ajinomoto                                               85,000                1,092,111

Don Quijote                                              5,268                  920,718

MURATA MANUFACTURING                                     5,866                  843,463

Mitsubishi Electric                                    175,000                1,897,969

NEC                                                     63,000                1,981,956


COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NIPPON TELEGRAPH & TELEPHONE                                95                1,265,470

Nippon Television Network                                1,450                  945,205

PIONEER                                                 58,000                2,263,014

TOKYO GAS                                              421,000                1,185,243

TOYODA GOSEI                                            19,000                1,208,030

Taiyo Yuden                                             15,000                  940,954

Takeda Chemical Industries                              12,000                  789,041

                                                                             15,333,174

LUXEMBOURG--1.5%

Societe Europeenne des Satellites                        6,500                1,091,147

MEXICO--3.1%

Cemex, ADR                                              43,500                1,016,813

Telefonos de Mexico, ADR                                23,000                1,313,875

                                                                              2,330,688

NETHERLANDS--9.3%

ASM Lithography, ADR                                    32,400  (a)           1,429,650

Heineken                                                16,375                  995,678

Koninklijke (Royal) Philips Electronics, ADR            52,825                2,509,188

STMicroelectronics                                      11,625                  731,803

TNT Post                                                47,200                1,271,797

                                                                              6,938,116

SOUTH KOREA--2.4%

Samsung Electronics, GDR                                 9,275  (b)           1,822,537

SPAIN--3.2%

Altadis                                                 84,250                1,292,955

Banco Santander Central Hispano                         94,025                  990,975

Grupo Prisa                                              4,150  (a)              96,186

                                                                              2,380,116

SWEDEN--6.7%

Electrolux , Cl. B                                      55,800                  866,538

ForeningsSparbanken                                     82,900                1,216,649

Nordic Baltic                                          176,425                1,334,759

Telefonaktiebolaget LM Ericsson, Cl. B, ADR             79,850                1,597,000

                                                                              5,014,946

SWITZERLAND--2.8%

Swatch                                                     875                1,111,162

Synthes-Stratec                                          2,200  (b)           1,002,210

                                                                              2,113,372

                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
-------------------------------------------------------------------------------------------

UNITED KINGDOM--10.1%

BP Amoco, ADS                                           19,475                1,101,555

Cable & Wireless                                        89,600                1,520,680

Energis                                                 14,975  (a)             562,818

Marconi                                                 79,600                1,038,272

Nycomed Amersham                                       122,600                1,219,815

Scoot.com                                              212,100  (a)             495,406

Vodafone AirTouch                                      384,369                1,556,536

                                                                              7,495,082

UNITED STATES--2.8%

Global TeleSystems                                      41,450  (a)             499,990

NTL                                                     26,275  (a)           1,573,216

                                                                              2,073,206

TOTAL COMMON STOCKS

   (cost $61,446,808)                                                        69,445,883
----------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
----------------------------------------------------------------------------------------------

GERMANY;

Marschollek, Lautenschlaeger

   (cost $686,718)                                        1,475                737,192
-----------------------------------------------------------------------------------------------

                                                         Principal
SHORT-TERM INVESTMENTS--5.3%                             Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Banks, 6.48% 7/3/2000

   (cost $3,998,560)                                     4,000,000                 3,998,560
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $66,132,086)                          99.4%               74,181,635

CASH AND RECEIVABLES (NET)                                      .6%                  437,208

NET ASSETS                                                   100.0%               74,618,843

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000, THESE SECURITIES
AMOUNTED TO $2,824,747 OR APPROXIAMATELY 3.8% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENT.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  66,132,086  74,181,635

Cash                                                                    762,889

Dividends receivable                                                     85,268

Prepaid expenses                                                            486

                                                                     75,030,278
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            45,827

Payable for investment securities purchased                             290,017

Payable for shares of Beneficial Interest redeemed                       35,261

Accrued expenses                                                         40,330

                                                                        411,435
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,618,843
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,687,039

Accumulated undistributed investment income--net                        191,068

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                  8,695,837

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   8,044,899
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,618,843
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    3,700,031

NET ASSET VALUE, offering and redemption price per share ($)              20.17

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $72,337 foreign taxes withheld at source)        428,172

Interest                                                                101,902

TOTAL INCOME                                                            530,074

EXPENSES:

Investment advisory fee--Note 3(a)                                      274,134

Custodian fees                                                           56,103

Professional fees                                                        11,553

Prospectus and shareholders' reports                                      4,932

Trustees' fees and expenses--Note 3(b)                                    3,942

Registration fees                                                         3,484

Shareholder servicing costs                                                 279

Loan commitment fees--Note 2                                                187

Miscellaneous                                                             4,756

TOTAL EXPENSES                                                          359,370

INVESTMENT INCOME--NET                                                  170,704
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
   foreign currency transactions                                      9,014,701

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                (10,570,797)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (1,556,096)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (1,385,392)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            170,704            180,414

Net realized gain (loss) on investments         9,014,701         11,959,015

Net unrealized appreciation (depreciation)
   on investments                             (10,570,797)        13,428,504

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,385,392)        25,567,933
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --           (180,687)

Net realized gain on investments               (6,191,346)        (2,199,494)

TOTAL DIVIDENDS                                (6,191,346)        (2,380,181)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,062,414          8,091,298

Dividends reinvested                            6,191,346          2,380,181

Cost of shares redeemed                        (6,266,107)       (10,262,413)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            12,987,653            209,066

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,410,915         23,396,818
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            69,207,928         45,811,110

END OF PERIOD                                  74,618,843         69,207,928

Undistributed investment income--net              191,068             20,364
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       598,856            482,292

Shares issued for dividends reinvested            288,506            109,776

Shares redeemed                                  (285,412)          (654,333)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     601,950            (62,265)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                        Six Months Ended
                                           June 30, 2000                            Year Ended December 31,
                                                                  ---------------------------------------------------------------
                                              (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            22.34          14.50         14.02         13.76          12.82         12.02

Investment Operations:

Investment income--net                              .05(a)         .06(a)        .15           .05            .10           .15

Net realized and unrealized
   gain (loss) on investments                      (.37)          8.58           .48          1.27           1.16           .74

Total from Investment Operations                   (.32)          8.64           .63          1.32           1.26           .89

Distributions:

Dividends from investment
   income--net                                      --            (.06)         (.15)         (.07)          (.09)         (.08)

Dividends in excess of
   investment income--net                           --             --             --            --             --          (.01)

Dividends from net realized
   gain on investments                            (1.85)          (.74)           --          (.34)          (.39)           --

Dividends in excess of net
   realized gain on investments                     --              --            --          (.65)          (.06)           --

Total Distributions                               (1.85)          (.80)         (.15)        (1.06)          (.54)         (.09)

Capital contribution from an
   affiliate of the Advisor                         --              --            --            --            .22            --

Net asset value, end of period                    20.17          22.34         14.50         14.02          13.76         12.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (1.94)(b)      59.76          4.49          9.61          11.61(c)       7.39




                                        Six Months Ended
                                           June 30, 2000                             Year Ended December 31,
                                                                  ---------------------------------------------------------------
                                              (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .49(b)          1.02         .99          1.06           1.28          1.59

Ratio of net investment income
   to average net assets                            .23(b)           .38        1.04           .38            .92          1.13

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                         --              --         --             --             --           .45

Portfolio Turnover Rate                          115.98(b)        261.64      204.50        165.75         181.13         70.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   74,619           69,208      45,811        39,388         24,355         7,672

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C)  HAD THE PORTFOLIO NOT HAD A CAPITAL CONTRIBUTION BY AN AFFILIATE OF THE
ADVISOR DURING THE PERIOD, THE TOTAL RETURN WOULD HAVE BEEN 9.89%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $6,014 during the period ended June 30, 2000, based on
available    cash     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

balances left on deposit. Interest earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $21 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-- Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2000, amounted to $84,647,200 and $80,011,662, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$8,049,549,   consisting   of  $10,479,746  gross  unrealized  appreciation  and
$2,430,197 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   109SA006



Dreyfus Variable

Investment Fund,

Balanced Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Ronald P. Gala and Laurie A. Carroll.

The past six months have been highly volatile for investors in U.S. stocks and bonds, primarily because of the effects of rising interest rates. In the stock market, a substantial advance during February was led by technology companies in a fast-growing economy. However, the stock market corrected sharply in mid-March, causing large-capitalization stocks to generally underperform small- and mid-cap stocks. Prices of young, untested technology stocks fell particularly steeply and quickly. On the other hand, some long-neglected value-oriented stocks gained ground amid renewed investor interest.

In the bond market, higher interest rates generally led to an erosion of bond prices, especially those of corporate securities. However, long-term U.S. Treasury bonds began to rally in 2000, primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Balanced Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Variable Investment Fund, Balanced Portfolio produced a total return of -0.81%.(1) In comparison, the portfolio' s benchmark Hybrid Index, which is composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and 40% Lehman Brothers Intermediate Government/Credit Bond Index ("Intermediate Index"), provided a total return of 1.03% for the same period.(2)

We attribute the portfolio's underperformance to our stock selection strategy within the equity component of the portfolio. In addition, within the fixed-income component, our emphasis on corporate securities and government agency bonds -- during a period in which U.S. Treasury bonds produced the
highest    returns    --    hindered    returns    slightly.

What is the portfolio's investment approach?

The portfolio is a balanced portfolio, with a "neutral" allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40% , of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as
interest    rates.

What other factors influenced the portfolio's performance?

The primary factors influencing the portfolio's performance over the past six months have been the continued strength of the U.S. economy and the series of
short-term   interest-rate   hikes  initiated  by  the  Federal
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Reserve Board (the "Fed") in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during the reporting period, the Fed raised interest rates by a total of 1.00 percentage points, creating uncertainty and heightened volatility for the portfolio and the financial markets in general.

In response, the portfolio maintained a defensive asset-allocation position by holding a larger portion of its assets in bonds, rather than stocks, believing that the stock market was overvalued. That decision proved beneficial for the portfolio as the bond market generally produced higher returns than the stock market during the past six months. However, while we maintained a neutral allocation  to  the  various  sectors  of  the  S& P  500,  our individual stock
selections   within  some  of  those  areas  curtailed  portfolio  performance.

For example, during the first three months of the period, the strongest gains achieved by the stock market were primarily limited to technology stocks, especially those stocks with the highest price-to-earnings ratios. We maintained a significant exposure to technology stocks during this time, but the more speculative Internet companies did not meet the portfolio's risk/reward criteria and, as a result, we did not hold them. Instead, we favored what we believed were large, well-established technology companies that provide products and services for the Internet' s infrastructure. While the portfolio's technology exposure helped drive our performance, the portfolio's tech gains were not as
strong    as    those    achieved    by    the    Hybrid    Index.

Within the fixed-income portion of the portfolio, performance was affected by the rising interest-rate environment and the U.S. Treasury buy-back program. In mid-January the federal government announced that it would use a portion of the budget surplus to buy back certain outstanding U.S. Treasury securities. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove down yields for 30-year Treasury bonds. As a result, the best fixed-income returns for the portfolio over the past six months were gener ated from U.S. Treasuries, followed by government agency bonds and corporate securities. Our limited exposure to U.S. Treasuries ultimately hindered our performance. However, when viewing the portfolio as a whole, the negative results of the fixed-income portion had a relatively limited impact on the portfolio's total returns.

What is the portfolio's current strategy?

We have continued to maintain a defensive asset-allocation strategy because we believe that the U.S. stock market remains overvalued relative to bonds. That said, however, we currently plan to continue to emphasize carefully selected technology stocks as well as investments within other sectors as part of our discipline of creating a diversified portfolio.

Within the portfolio' s fixed-income portion, we have continued to emphasize corporate securities, followed by government agency bonds and U.S. Treasuries. We currently plan to continue this strategy because, in our view, once the bond market returns to more normal levels, as we believe it should, investors should return to higher yielding securities, such as corporate securities and government agency bonds. In the meantime, we believe these areas of investment
currently    represent    potentially    attractive    values.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS


June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--42.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--3.4%

Albertson's                                                                                       4,000                  133,000

Bed Bath & Beyond                                                                                 3,600  (a)             130,500

Best Buy                                                                                          1,700  (a)             107,525

Delphi Automotive Systems                                                                         2,117                   30,829

Delta Air Lines                                                                                   2,900                  146,631

Federated Department Stores                                                                       3,500  (a)             118,125

Ford Motor                                                                                        7,700                  331,100

General Motors                                                                                    3,000                  174,187

Home Depot                                                                                        8,100                  404,494

Limited                                                                                           6,000                  129,750

Sears, Roebuck & Co.                                                                              7,000                  228,375

TJX Cos.                                                                                          8,100                  151,875

Target                                                                                            2,500                  145,000

Visteon                                                                                           1,008                   12,224

Wal-Mart Stores                                                                                  14,700                  847,087

Whirlpool                                                                                         2,200                  102,575

                                                                                                                       3,193,277

CONSUMER STAPLES--1.8%

Avon Products                                                                                     4,500                  200,250

Coca-Cola                                                                                         3,500                  201,031

Kellogg                                                                                           6,400                  190,400

Lauder (Estee) Cos., Cl. A                                                                        2,600                  128,537

PepsiCo                                                                                           9,300                  413,269

Procter & Gamble                                                                                  3,700                  211,825

Ralston-Purina Group                                                                              7,900                  157,506

SYSCO                                                                                             4,400                  185,350

                                                                                                                       1,688,168

ENERGY--2.6%

BJ Services                                                                                       1,700  (a)             106,250

BP Amoco, ADS                                                                                     2,500                  141,406

Chevron                                                                                           2,100                  178,106

Conoco, Cl. B                                                                                     4,900                  120,356

Exxon Mobil                                                                                       9,100                  714,350

Kerr-McGee                                                                                        2,000                  117,875

KeySpan                                                                                           3,500                  107,625

Occidental Petroleum                                                                              9,400                  197,988

Royal Dutch Petroleum (New York Shares)                                                          10,900                  671,031



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Sunoco                                                                                            3,700                  108,919

                                                                                                                       2,463,906

HEALTH CARE--4.8%

Allergan                                                                                          1,700                  126,650

Amgen                                                                                             1,700  (a)             119,425

Bausch & Lomb                                                                                     1,600                  123,800

Biomet                                                                                            3,500                  134,531

Bristol-Myers Squibb                                                                              4,600                  267,950

Johnson & Johnson                                                                                 6,700                  682,563

Merck & Co.                                                                                      11,100                  850,537

Pfizer                                                                                           26,025                1,249,200

Schering-Plough                                                                                  12,100                  611,050

UnitedHealth Group                                                                                1,900                  162,925

Wellpoint Health Networks                                                                         2,400  (a)             173,850

                                                                                                                       4,502,481

INTEREST SENSITIVE--7.4%

Ambac Financial Group                                                                             2,400                  131,550

American Express                                                                                  8,400                  437,850

American International Group                                                                      4,100                  481,750

Bank of America                                                                                   9,900                  425,700

CIGNA                                                                                             2,600                  243,100

Citigroup                                                                                        15,400                  927,850

FleetBoston Financial                                                                            10,000                  340,000

General Electric                                                                                 33,000                1,749,000

MBNA                                                                                             10,900                  295,663

MGIC Investment                                                                                   2,500                  113,750

Marsh & McLennan Cos.                                                                             2,700                  281,981

Merrill Lynch                                                                                     2,600                  299,000

Morgan (J.P.)                                                                                     2,200                  242,275

Morgan Stanley Dean Witter & Co.                                                                  5,600                  466,200

St. Paul Cos.                                                                                     6,200                  211,575

State Street                                                                                      1,600                  169,700

SunTrust Banks                                                                                    1,800                   82,237

UnionBanCal                                                                                       2,900                   53,831

                                                                                                                       6,953,012

INTERNET RELATED--1.1%

America Online                                                                                   10,800  (a)             569,700

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET RELATED (CONTINUED)

Juniper Networks                                                                                    800                  116,450

Yahoo!                                                                                            2,500  (a)             309,688

                                                                                                                         995,838

PRODUCER GOODS--2.7%

American Power Conversion                                                                         4,500  (a)             183,656

Boeing                                                                                            5,200                  217,425

Deere & Co.                                                                                       4,400                  162,800

Dow Chemical                                                                                      7,500                  226,406

duPont (E.I.) deNemours & Co.                                                                     1,900                   83,125

Eastman Chemical                                                                                  2,300                  109,825

Georgia-Pacific Group                                                                             6,400                  168,000

International Paper                                                                               3,800                  113,288

Minnesota Mining & Manufacturing                                                                  2,700                  222,750

Northrop Grumman                                                                                  2,300                  152,375

Pharmacia                                                                                         4,100                  211,919

Tyco International                                                                                7,200                  341,100

USX-U.S. Steel Group                                                                              5,800                  107,663

Union Carbide                                                                                     1,800                   89,100

United Parcel Service, Cl. B                                                                      1,600                   94,400

United Technologies                                                                               2,000                  117,750

                                                                                                                       2,601,582

SERVICES--2.3%

ALLTEL                                                                                            2,900                  179,619

Disney (Walt)                                                                                    13,500                  523,969

Dow Jones & Co.                                                                                   1,800                  131,850

Electronic Data Systems                                                                           2,200                   90,750

Fox Entertainment Group, Cl. A                                                                    8,700  (a)             264,263

Gannett                                                                                           1,900                  113,644

Infinity Broadcasting, Cl. A                                                                      5,700  (a)             207,694

Sprint (PCS Group)                                                                                4,100  (a)             243,950

SunGard Data Systems                                                                              4,100  (a)             127,100

United States Cellular                                                                            1,900  (a)             119,700

Viacom, Cl. B                                                                                     2,700  (a)             184,106

                                                                                                                       2,186,645

TECHNOLOGY--13.1%

ADC Telecommunications                                                                            5,000  (a)             419,375

Advanced Micro Devices                                                                            2,000  (a)             154,500


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Agilent Technologies                                                                              1,710                  126,112

Analog Devices                                                                                    3,000  (a)             228,000

Apple Computer                                                                                    6,400  (a)             335,200

Applied Materials                                                                                 4,000  (a)             362,500

Applied Micro Circuits                                                                            1,100  (a)             108,625

Brocade Communications Systems                                                                      900  (a)             165,136

CIENA                                                                                               700  (a)             116,681

Cisco Systems                                                                                    22,800  (a)           1,449,225

Computer Associates International                                                                 3,700                  189,394

Corning                                                                                             800                  215,900

Dell Computer                                                                                     9,400  (a)             463,537

EMC                                                                                               3,200  (a)             246,200

Eaton                                                                                             2,100                  140,700

Hewlett-Packard                                                                                   4,200                  524,475

Intel                                                                                             9,200                1,229,925

International Business Machines                                                                   4,000                  438,250

KLA-Tencor                                                                                        3,700  (a)             216,681

Micron Technology                                                                                 2,600  (a)             228,963

Microsoft                                                                                        16,600  (a)           1,328,000

NCR                                                                                               3,200  (a)             124,600

Network Appliance                                                                                 3,500  (a)             281,750

Nokia, ADS                                                                                        3,200                  159,800

Nortel Networks                                                                                   7,800                  532,350

Oracle                                                                                           10,200  (a)             857,438

QUALCOMM                                                                                          3,200  (a)             192,000

SDL                                                                                                 500  (a)             142,594

Siebel Systems                                                                                    1,400  (a)             228,987

Sun Microsystems                                                                                  6,500  (a)             591,094

Sycamore Networks                                                                                   900                   99,337

Teradyne                                                                                          2,500  (a)             183,750

Texas Instruments                                                                                 2,000                  137,375

Vishay Intertechnology                                                                            3,200  (a)             121,400

                                                                                                                      12,339,854

UTILITIES--3.7%

AT&T                                                                                             11,800                  373,175

Ameren                                                                                            3,700                  124,875

BellSouth                                                                                        13,100                  558,387

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Consolidated Edison                                                                               4,500                  133,313

FPL Group                                                                                         2,300                  113,850

GTE                                                                                               8,700                  541,575

PG&E                                                                                              4,500                  110,813

SBC Communications                                                                               15,300                  661,725

Sempra Energy                                                                                     5,700                   96,900

WorldCom                                                                                         16,500  (a)             756,938

                                                                                                                       3,471,551

TOTAL COMMON STOCKS

   (cost $32,938,649)                                                                                                 40,396,314
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--52.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--13.5%

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                             600,000                  591,951

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                             500,000                  484,942

BSCH Issuance, Gtd. Notes,

   7.625%, 11/3/2009                                                                            750,000                  740,470

Bank of America, Sub. Notes,

   7.80%, 2/15/2010                                                                           1,500,000                1,494,555

CIT Group, Unsub. Notes,

   7.375%, 3/15/2003                                                                          1,000,000                  987,534

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                             600,000                  595,875

Citigroup, Sr. Notes,

   5.80%, 3/15/2004                                                                             900,000                  858,772

Deutsche Telekom International Finance, Gtd. Notes,

   7.75%, 6/15/2005                                                                           1,000,000                1,008,049

Ford Motor Credit, Notes,

   6.70%, 7/16/2004                                                                           1,000,000                  966,326

General Electric Capital, Notes,

   7.50%, 6/5/2003                                                                              600,000                  604,863

General Motors Acceptance Corp., Bonds,

   6.15%, 4/5/2007                                                                              430,000                  393,234

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                             750,000                  737,850


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                            1,000,000                  958,831

National Australia Bank, Sub. Notes,

   8.60%, 5/19/2010                                                                           1,400,000                1,469,342

Norwest, Sr. Notes,

   6.75%, 10/1/2006                                                                             350,000                  337,714

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                              500,000                  505,408

                                                                                                                      12,735,716

INDUSTRIAL--3.4%

Coca-Cola Enterprises, Notes,

   5.75%, 11/1/2008                                                                             500,000                  443,349

Conoco, Sr. Notes,

   6.35%, 4/15/2009                                                                             500,000                  466,683

DaimlerChrysler Holding, Notes,

   7.40%, 1/20/2005                                                                           1,000,000                  998,513

duPont (E.I.) deNemours & Co., Notes,

   6.50%, 9/1/2002                                                                              500,000                  495,651

Monsanto, Notes,

   5.375%, 12/1/2001                                                                            300,000                  292,049

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000                  494,419

                                                                                                                       3,190,664

UTILITIES--3.6%

AT&T, Notes,

   5.625%, 3/15/2004                                                                            750,000                  706,236

Philadelphia Electric, Bonds,

   6.625%, 3/1/2003                                                                           1,000,000                  976,432

Wisconsin Electric Power, Bonds,

   7.25%, 8/1/2004                                                                              700,000                  705,728

WorldCom, Notes,

   8%, 5/15/2006                                                                              1,000,000                1,012,238

                                                                                                                       3,400,634

U.S. GOVERNMENT & AGENCIES--31.5%

Federal Home Loan Bank, Bonds,

   5.125%, 9/15/2003                                                                            600,000                  569,124

Federal Home Loan Mortgage Corp., Notes:

   5.75%, 7/15/2003                                                                           3,100,000                2,996,522

   5%, 1/15/2004                                                                                600,000                  562,600

   5.75%, 3/15/2009                                                                             750,000                  682,500

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal National Mortgage Association:

  Bonds,

      7.125%, 2/15/2005                                                                       5,500,000                5,524,409

   Notes:

      5.25%, 1/15/2003                                                                        1,300,000                1,250,738

      4.75%, 11/14/2003                                                                       1,500,000                1,401,776

      5.125%, 2/13/2004                                                                       1,300,000                1,222,330

      5.625%, 5/14/2004                                                                       1,500,000                1,429,691

      7.25%, 1/15/2010                                                                        1,700,000                1,716,801

U.S. Treasury Bonds,

   11.125%, 8/15/2003                                                                         1,100,000                1,245,057

U.S. Treasury Notes:

   5.25%, 1/31/2001                                                                             270,000                  268,313

   6.625%, 6/30/2001                                                                          1,950,000                1,953,646

   5.50%, 7/31/2001                                                                           1,000,000                  990,000

   5.625%, 9/30/2001                                                                          1,500,000                1,484,520

   6.50%, 3/31/2002                                                                           1,000,000                1,000,620

   7.50%, 5/15/2002                                                                           1,430,000                1,456,812

   5.75%, 10/31/2002                                                                            500,000                  492,810

   7.50%, 2/15/2005                                                                             835,000                  875,965

   7%, 7/15/2006                                                                                500,000                  518,125

   6.50%, 10/15/2006                                                                            250,000                  252,788

   5.625%, 5/15/2008                                                                          1,750,000                1,688,190

                                                                                                                      29,583,337

TOTAL BONDS AND NOTES

   (cost $49,242,966)                                                                                                 48,910,351


                                                                                              Principal
SHORT-TERM INVESTMENTS-6.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--6.1%

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 6.58%, dated

  6/30/2000, due 7/3/2000, in the amount

  of $5,683,115 (fully collateralized by

  $5,740,000 Federal Farm Credit Bank

   Bonds, 6.875%, 5/1/2002, value $5,795,721)                                                 5,680,000                5,680,000

U.S. TREASURY BILLS--.2%

   5.63%, 7/20/2000                                                                             200,000  (b)             199,488

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,879,406)                                                                                                   5,879,488
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $88,061,021)                                                             101.2%               95,186,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.2%)              (1,083,851)

NET ASSETS                                                                                       100.0%               94,102,302

(A)  NON-INCOME PRODUCING.

(B)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)

                                                                  Market Value                                        Unrealized
                                                                    Covered by                                       Appreciation
                                            Contracts             Contracts ($)                 Expiration       at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

5 Year U.S. Treasury Notes                         35                 3,465,547             September 2000                 56,422

FINANCIAL FUTURES SHORT

Standard & Poor's 500                               2                   734,050             September 2000                 10,850

                                                                                                                           67,272

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)             88,061,021    95,186,153

Cash                                                                     83,798

Receivable for investment securities sold                             1,261,634

Dividends and interest receivable                                       984,941

Prepaid expenses                                                           100

                                                                     97,516,626
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,556

Payable for investment securities purchased                           3,326,298

Payable for futures variation margin--Note 4(a)                           1,222

Loan commitment fees payable                                                135

Accrued expenses                                                         24,113

                                                                      3,414,324
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,102,302
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      86,964,242

Accumulated undistributed investment income--net                         33,512

Accumulated net realized gain (loss) on investments                     (87,856)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $67,272 net unrealized
   appreciation on financial futures)--Note 4(b)                      7,192,404
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,102,302
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      6,057,060

NET ASSET VALUE, offering and redemption price per share ($)              15.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,683,176

Cash dividends (net of $1,587 foreign taxes withheld at source)        230,799

TOTAL INCOME                                                         1,913,975

EXPENSES:

Investment advisory fee--Note 3(a)                                     333,879

Prospectus and shareholders' reports                                    13,885

Professional fees                                                       13,565

Custodian fees--Note 3(a)                                                6,738

Trustees' fees and expenses--Note 3(b)                                   3,720

Registration fees                                                        1,781

Loan commitment fees--Note 2                                               383

Shareholder servicing costs                                                165

Miscellaneous                                                            2,884

TOTAL EXPENSES                                                         377,000

INVESTMENT INCOME--NET                                               1,536,975
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (194,548)

Net realized gain (loss) on financial futures                          (5,292)

NET REALIZED GAIN (LOSS)                                             (199,840)

Net unrealized appreciation (depreciation) on investments
  (including $209,416 net unrealized appreciation on financial futures)
                                                                   (2,066,356)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,266,196)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (729,221)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,536,975            2,248,362

Net realized gain (loss) on investments         (199,840)            3,987,181

Net unrealized appreciation (depreciation)
   on investments                             (2,066,356)             (167,147)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (729,221)            6,068,396
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,516,752)          (2,235,073)

Net realized gain on investments                (526,036)          (3,835,273)

TOTAL DIVIDENDS                               (2,042,788)          (6,070,346)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,632,217           43,286,441

Dividends reinvested                            2,042,788            6,070,346

Cost of shares redeemed                       (4,930,641)         (19,065,662)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,744,364           30,291,125

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,972,355           30,289,175
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            90,129,947           59,840,772

END OF PERIOD                                  94,102,302           90,129,947

Undistributed investment income--net               33,512               13,289
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       617,967            2,665,579

Shares issued for dividends reinvested            129,967              378,221

Shares redeemed                                  (316,311)          (1,173,446)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     431,623            1,870,354

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2000                   Year Ended December 31,
                                                                                      ------------------------------------------
                                                                  (Unaudited)         1999             1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   16.02          15.94           14.04            12.50

Investment Operations:

Investment income--net                                                .27(b)            .47(b)          .43              .25

Net realized and unrealized gain (loss)
   on investments                                                      (.40)            .80            2.67             2.06

Total from Investment Operations                                       (.13)           1.27            3.10             2.31

Distributions:

Dividends from investment income--net                                  (.26)           (.46)          (.43)            (.25)

Dividends from net realized gain
   on investments                                                      (.09)         (.73)            (.77)            (.52)

Total Distributions                                                    (.35)        (1.19)           (1.20)            (.77)

Net asset value, end of period                                         15.54        16.02            15.94            14.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (.81)(c)     8.13            22.34            18.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .42(c)       .86              .87              .67(c)

Ratio of net investment income
   to average net assets                                                1.72(c)      2.94             2.98             1.91(c)

Portfolio Turnover Rate                                                47.17(c)     98.61           111.75            45.78(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 94,102       90,130           59,841           41,144

(A) FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,345 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's investment adviser, subject to the seller' s agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.

If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata
portion    of    the    Facility.    Interest    is
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $10 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $6,738 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $45,417,903 and $40,152,326, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000 are set forth in the Statement of Financial Futures.

(B) At June 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $7,192,404, consisting of $9,971,743 gross unrealized appreciation and $2,779,339 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Balanced Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   154SA006





Dreyfus Variable

Investment Fund,

Appreciation Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Appreciation Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000 the portfolio produced a total return of 2.79%.(1) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index" ), the portfolio's benchmark, produced a total return of -0.43%, for the same period.(2)

We attribute the portfolio's relatively good performance to a dramatic shift in market sentiment away from a more speculative outlook and toward companies with stronger fundamentals, such as consistent earnings growth and strong franchises. Because these are the types of companies in which the portfolio invests, the portfolio benefited from this return to more traditional investments.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. As a result, we generally buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the six-month reporting period, the portfolio maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio' s performance was primarily influenced by a dramatic shift in market sentiment that began toward the end of the first quarter of 2000. Before this change, the stock market had been dominated by a relative handful of technology stocks that had appreciated to levels far beyond their relative earnings. In fact, some of these companies had little or no earnings, and
achieved   high  stock  prices  based  on  speculation  regarding  their  future prospects.

In mid-March, the speculative technology bubble began to burst. Investors became concerned that the Federal Reserve Board's efforts to slow economic growth and relieve a buildup of inflationary pressures might cause demand for new technology to slacken. Faced with these concerns, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a substantial single-day drop on April 14.

Subsequently, stock market investors appeared to become much more selective, rewarding stocks with strong business fundamentals and positive earnings reports, while avoiding those without such attributes. Accordingly, recoveries ensued in previously neglected industry groups such as pharmaceutical companies and multinational consumer products companies, both areas on which the portfolio focused. While the portfolio had less exposure to technology companies than the S&P 500 Index, our technology holdings fared relatively well during the shift in sentiment, largely because holdings such as Intel and Cisco Systems enjoyed strong business fundamentals.

A number of company-specific issues also affected the portfolio's performance. Pfizer, a major drug manufacturer, was rewarded for its merger with Warner-Lambert. Consumer non-durables company PepsiCo received strong results from its Frito Lay unit. And financial powerhouse Citigroup's stock rose as benefits of the merger between Travelers Group and Citicorp improved bottom-line performance.


What is the portfolio's current strategy?

Much of the portfolio's strategy is based on our sector selection process, which is designed to identify industries likely to enjoy long-term growth. For example, current developments in biotechnology and demographic shifts toward an aging population have created long-term trends favorable to the health care industry. Trends toward a growing middle class in emerging market countries have created opportunities for global financial services firms and consumer products companies. These conditions have currently led us to maintain the portfolio's emphasis on the health care, consumer staples and financial services industries, and to de-emphasize commodities and basic industries. Our investment discipline has also led us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of June 30, 2000, the long-term economic trends that have led us to emphasize health care, financial services and consumer staples appear to remain in place. Accordingly, we have seen little reason to alter our sector allocation strategy

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--97.5%                                    Shares                 Value ($)
----------------------------------------------------------------------------------------------

AUTO RELATED--.1%

Visteon                                                 62,205  (a)             754,241

AUTOMOTIVE--2.0%

Ford Motor                                             475,094               20,429,042

BANKING--4.1%

Bank of America                                        192,108                8,260,644

Chase Manhattan                                        450,000               20,728,125

SunTrust Banks                                         275,000               12,564,062

                                                                             41,552,831

CAPITAL GOODS--7.8%

Emerson Electric                                       180,000               10,867,500

General Electric                                       975,000               51,675,000

Honeywell International                                270,000                9,095,625

Rockwell International                                 270,000                8,505,000

                                                                             80,143,125

COMMUNICATIONS SERVICES--4.4%

Bell Atlantic                                          175,000                8,892,188

BellSouth                                              430,000               18,328,750

SBC Communications                                     420,144               18,171,228

                                                                             45,392,166

ELECTRONICS--9.8%

Agilent Technologies                                    83,908  (a)           6,188,215

Conexant Systems                                       125,000  (a)           6,078,125

Intel                                                  650,000               86,896,875

Texas Instruments                                       25,600                1,758,400

                                                                            100,921,615

ENERGY--6.0%

BP Amoco, ADS                                          370,000               20,928,125

Chevron                                                120,000               10,177,500

Exxon Mobil                                            340,332               26,716,062

Royal Dutch Petroleum, ADR                              52,000                3,201,250

                                                                             61,022,937

FINANCE-MISC.--8.3%

American Express                                       330,000               17,201,250

Associates First Capital, Cl. A                        300,882                6,713,430

Citigroup                                              465,093               28,021,853

Federal National Mortgage Association                  360,000               18,787,500



COMMON STOCKS (CONTINUED)                               Shares                Value ($)
------------------------------------------------------------------------------------------

FINANCE-MISC. (CONTINUED)

Goldman Sachs Group                                     35,000               3,320,625

Hertz, Cl. A                                            80,000               2,245,000

Merrill Lynch                                           80,000               9,200,000

                                                                            85,489,658

FOOD & DRUGS--2.1%

Walgreen                                               670,000               21,565,625

FOOD, BEVERAGE & TOBACCO--6.7%

Anheuser-Busch Cos.                                     16,000                1,195,000

Coca-Cola                                              450,000               25,846,875

Nestle, ADR                                             35,000                3,500,000

PepsiCo                                                470,000               20,885,625

Philip Morris Cos.                                     650,000               17,265,625

                                                                             68,693,125

HEALTH CARE--15.8%

Abbott Laboratories                                    370,000               16,488,125

Bristol-Myers Squibb                                   280,000               16,310,000

Johnson & Johnson                                      295,000               30,053,125

Merck & Co.                                            435,000               33,331,875

Pfizer                                               1,300,000               62,400,000

Roche Holdings, ADR                                     33,000                3,213,375

                                                                            161,796,500

HOUSEHOLD PRODUCTS-MISC.--4.2%

Colgate-Palmolive                                      260,000               15,567,500

Estee Lauder, Cl. A                                     50,000                2,471,875

Gillette                                               350,000               12,228,125

Procter & Gamble                                       220,000               12,595,000

                                                                             42,862,500

INSURANCE--3.6%

American General                                        35,000                2,135,000

Berkshire Hathaway, Cl. A                                  220  (a)          11,836,000

Berkshire Hathaway, Cl. B                                   15  (a)              26,400

Marsh & McLennan Cos.                                  215,000               22,454,063

                                                                             36,451,463

MEDIA/ENTERTAINMENT--3.7%

Fox Entertainment Group, Cl. A                         300,000  (a)           9,112,500

McDonald's                                             325,000               10,704,687

                                                                   The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
-------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

Seagram                                                 45,000                2,610,000

Viacom, Cl. B                                          225,000  (a)          15,342,188

                                                                             37,769,375

PUBLISHING--1.6%

McGraw-Hill Cos.                                       300,000               16,200,000

News Corp, ADR                                           5,000                  272,500

                                                                             16,472,500

RETAIL--2.1%

Wal-Mart Stores                                        370,000               21,321,250

TECHNOLOGY--13.1%

Cisco Systems                                          672,000  (a)          42,714,000

EMC                                                    150,000               11,540,624

Hewlett-Packard                                        220,000               27,472,500

International Business Machines                        220,000               24,103,750

Microsoft                                              350,000  (a)          28,000,000

                                                                            133,830,874

TEXTILES-APPARREL--.6%

Christian Dior                                          20,000                4,530,550

Polo Ralph Lauren                                      150,000  (a)           2,137,500

                                                                              6,668,050

TRANSPORTATION--1.5%

Norfolk Southern                                       400,000               5,950,000

United Parcel Service, Cl. B                           157,700               9,304,300

                                                                            15,254,300

TOTAL COMMON STOCKS

   (cost $739,168,563)                                                     998,391,177
-------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
--------------------------------------------------------------------------------------------

PUBLISHING;

News, ADS, Cum., $.4428

   (cost $3,947,389)                                   175,000               8,312,500


                                                     Principal
SHORT-TERM INVESTMENTS--1.8%                        Amount ($)               Value ($)
-------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.54%, 8/17/2000                                  1,918,000               1,904,593

   5.57%, 8/31/2000                                  6,880,000               6,817,048

   5.61%, 9/7/2000                                     115,000                 113,809

   5.64%, 9/14/2000                                  6,573,000               6,497,805

   5.72%, 10/5/2000                                  1,743,000               1,717,012

   5.70%, 10/12/2000                                 1,400,000               1,377,530

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,420,146)                                                       18,427,797
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $761,536,098)                    100.1%          1,025,131,474

LIABILITIES, LESS CASH AND RECEIVABLES                     (.1%)              (723,831)

NET ASSETS                                               100.0%          1,024,407,643

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost               Value
------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           761,536,098         1,025,131,47

Cash                                                                           308,733

Receivable for investment securities sold                                    2,224,866

Dividends receivable                                                           613,375

Receivable for shares of Beneficial Interest subscribed                        536,471

Prepaid expenses                                                                 1,497

                                                                         1,028,816,416
------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                  374,490

Due to Fayez Sarofim & Co.                                                     276,800

Payable for investment securities purchased                                  3,478,458

Payable for shares of Beneficial Interest redeemed                             240,274

Accrued expenses                                                                38,751

                                                                             4,408,773
------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           1,024,407,643
------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                            747,259,241

Accumulated undistributed investment income--net                             2,876,228

Accumulated net realized gain (loss) on investments                         10,660,785

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                         263,611,389
-----------------------------------------------------------------------------------------

NET ASSETS ($)                                                           1,024,407,643
-----------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                        24,998,977

NET ASSET VALUE, offering and redemption price per share ($)                    40.98

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $55,339 foreign taxes withheld at source)     6,535,725

Interest                                                               177,303

TOTAL INCOME                                                         6,713,028

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,063,830

Sub-Investment advisory fee-Note 3(a)                                1,616,289

Trustees' fees and expenses--Note 3(b)                                  40,063

Custodian fees--Note 3(a)                                               36,333

Interest expense--Note 2                                                20,595

Professional fees                                                       15,072

Prospectus and shareholders' reports                                    11,494

Shareholder servicing costs                                              5,847

Loan commitment fees--Note 2                                             3,666

Miscellaneous                                                              425

TOTAL EXPENSES                                                       3,813,614

INVESTMENT INCOME--NET                                               2,899,414
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             14,329,061

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  8,614,822

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              22,943,883

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,843,297

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,899,414          5,733,105

Net realized gain (loss) on investments        14,329,061            584,225

Net unrealized appreciation (depreciation)
   on investments                               8,614,822         89,149,730

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,843,297         95,467,060
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                       (49,322)        (5,751,210)

From net realized gain on investments                  --           (180,086)

In excess of net realized gain on investments          --         (3,668,276)

TOTAL DIVIDENDS                                   (49,322)        (9,599,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 136,380,307        463,853,413

Dividends reinvested                               49,322          9,599,572

Cost of shares redeemed                      (165,612,690)      (205,358,265)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (29,183,061)       268,094,720

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,389,086)       353,962,208
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,027,796,729        673,834,521

END OF PERIOD                               1,024,407,643      1,027,796,729

Undistributed investment income--net            2,876,228             26,136
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,434,134         12,265,230

Shares issued for dividends reinvested              1,229            243,827

Shares redeemed                                (4,216,706)        (5,391,753)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (781,343)         7,117,304

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                           Six Months Ended
                                             June 30, 2000                          Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                              (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              39.87        36.11         27.91         21.98          17.71         13.44

Investment Operations:

Investment income--net                                .12(a)       .25(a)        .20           .22            .23           .23

Net realized and unrealized
   gain (loss) on investments                         .99         3.88          8.21          5.95           4.30          4.27

Total from Investment Operations                     1.11         4.13          8.41          6.17           4.53          4.50

Distributions:

Dividends from investment
   income--net                                       (.00)(b)     (.22)         (.20)         (.22)          (.23)         (.23)

Dividends from net realized
   gain on investments                                 --         (.01)         (.01)         (.02)          (.03)           --

Dividends in excess of net
   realized gain on investments                        --         (.14)           --            --             --            --

Total Distributions                                    --         (.37)         (.21)         (.24)          (.26)         (.23)

Net asset value, end of period                      40.98        39.87         36.11         27.91          21.98         17.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     2.79(c)     11.46         30.22         28.05          25.56         33.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .38(c)       .78           .80           .80            .84           .85

Ratio of interest expense
   and loan commitment fees
   to average net assets                              .00(c,d)     .00(d)        .01             -              -             -

Ratio of net investment income
   to average net assets                              .29(c)       .64           .84          1.08            1.46          2.08

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                         --  --        --             --           .02

Portfolio Turnover Rate                              1.26(c)      3.87          1.34           1.69           2.47          2.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  1,024,408    1,027,797       673,835        247,011        103,745        46,930

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Appreciation Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. (" Sarofim" ) serves as the portfolio' s sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares,which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On December 6, 1999, the fund's Board of Trustees approved, effective May 1, 2000, a change of the portfolio's name from "Capital Appreciation Portfolio" to " Appreciation Portfolio."

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $591,300, with a related weighted average annualized interest rate of 7.00%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million;
and   .375   of   1%   over   $300   million.   The  fee  is  payable  monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $249 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2000, $36,333 was charged by Mellon pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000
and    an    attendance    fee    of
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

$6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of annual retainer fees and per meeting fees paid at the time the Board member achieves emeritus status.

(c) During the period ended June 30, 2000, the portfolio incurred total brokerage commissions of $47,633, of which $6,500 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $12,448,502 and $59,967,335, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $263,595,376, consisting of $310,179,250 gross unrealized appreciation and $46,583,874 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

18

NOTES


                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   112SA006





Dreyfus Variable

Investment Fund,

Disciplined Stock

Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Disciplined Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Bert J. Mullins.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Disciplined
Stock    Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio produced a total return of 0.31% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, produced a total return of -0.43%.(2)

We attribute the portfolio' s performance to uncertainties regarding the sustainability of economic growth in the United States in the face of rising interest rates. These uncertainties caused sharp swings in investor sentiment, driving stock prices to sharp highs and lows at various times during the first six months of 2000. Prices for the types of large, high quality companies in which the portfolio invests ended the period relatively unchanged. However, individual stock selections and weightings enabled us to produce higher returns than the S&P 500 Index.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio invests in a diversified group of large companies that meet strict standards for value and growth. We identify potential investments through a quantitative analytical process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that we believe also exhibit good earnings potential. A team of experienced analysts then examines the fundamentals of what it believes are the best candidates.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio' s assets invested in the market at any one time. We do not believe
that    the    advantages    of
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, we seek to manage these risks typically by being close to fully invested and remaining industry- and sector-neutral in relation to the S& P 500 Index. The result is a broadly diversified portfolio of carefully selected stocks.

What other factors influenced the portfolio's performance?

During the first few months of the period, the portfolio was affected by the market's narrow emphasis on growth-oriented technology stocks, many of which had little or no earnings. Because our portfolio management approach emphasizes diversification and value, as well as growth investing, portfolio returns suffered in this environment. Later in the period, however, investors generally displayed renewed interest in company fundamentals and market strength broadened to include a wider range of stocks, creating a more positive environment for the portfolio.

The portfolio was also affected by the market's high level of volatility, because the quantitative model that helps us choose the portfolio's securities uses data from one month to identify stocks that appear likely to outperform during the next. Sudden swings in stock prices undermine the model' s effectiveness. When market volatility subsided somewhat in May and June 2000, our quantitative investment model demonstrated better performance. For example, even though the portfolio' s sector-neutral strategy guided us to hold approximately the same percentage of technology stocks as the S&P 500 Index, we succeeded in identifying several of the sector's strongest performers, such as Corning, Micron Technology, PMC-Sierra and Applied Materials. We scored similar success in the pharmaceutical sector, holding a significant position in Warner-Lambert, which accepted an acquisition offer from Pfizer at a substantial premium during the period.


What is the portfolio's current strategy?

We continue to adhere to our highly disciplined investment process, which seeks to identify stocks that we believe have favorable value and growth characteristics. We also continue to follow our strategy of investing the portfolio's assets among industry groups typically in proportions that match the composition of the S&P 500 Index.

As of the end of the reporting period, the portfolio held positions in 145 stocks across 11 economic sectors. Our 10 largest holdings accounted for only 28% of the portfolio, illustrating our diversified investment approach in which performance is not overly dependent on any one stock, but rather is determined by a large number of securities.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--99.9%                                    Shares                Value ($)
---------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                     20,000                1,493,750

CONSUMER CYCLICAL--8.1%

Best Buy                                                17,600  (a)           1,113,200

Costco Wholesale                                        27,500  (a)             907,500

Danaher                                                  8,300                  410,331

Ford Motor                                              45,900                1,973,700

Home Depot                                              37,700                1,882,644

Johnson Controls                                         6,900                  354,056

Limited                                                 48,300                1,044,487

Lowe's Cos.                                             25,400                1,042,987

RadioShack                                              25,300                1,198,588

Safeway                                                 22,900  (a)           1,033,363

TJX Cos.                                                38,800                  727,500

Target                                                  21,500                1,247,000

US Airways Group                                        15,850  (a)             618,150

Visteon                                                  5,944                   72,075

Wal-Mart Stores                                         83,900                4,834,737

                                                                             18,460,318

CONSUMER STAPLES--4.7%

Avon Products                                           19,800                  881,100

Coca-Cola                                               24,550                1,410,091

General Mills                                           28,200                1,078,650

Heinz (H.J.)                                            19,627                  858,681

Keebler Foods                                            9,000                  334,125

Nabisco Holdings, Cl. A                                 10,313                  541,433

PepsiCo                                                 46,900                2,084,119

Procter & Gamble                                        31,750                1,817,687

Quaker Oats                                             13,800                1,036,725

Ralston-Purina Group                                    29,500                  588,156

                                                                             10,630,767

ELECTRONIC EQUIPMENT--6.7%

Corning                                                 10,200                2,752,725

Harris                                                  17,100                  560,025

Lucent Technologies                                     17,800                1,054,650

Motorola                                                48,746                1,416,681

Nokia, ADS                                              26,000                1,298,375

Nortel Networks                                         69,400                4,736,550


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT (CONTINUED)

QUALCOMM                                                11,200  (a)             672,000

SCI Systems                                             17,960  (a)             703,807

Sanmina                                                  8,200  (a)             701,100

Solectron                                               18,900  (a)             791,437

Tellabs                                                  9,500  (a)             650,156

                                                                             15,337,506

ENERGY--5.9%

BP Amoco, ADS                                           18,776                1,062,017

Baker Hughes                                            20,500                  656,000

Coastal                                                 12,400                  754,850

Enron                                                   23,200                1,496,400

Exxon Mobil                                             53,100                4,168,350

Kerr-McGee                                              15,770                  929,444

Noble Drilling                                          16,000  (a)             659,000

Royal Dutch Petroleum (New York Shares)                 40,000                2,462,500

Tosco                                                   21,600                  611,550

USX-Marathon Group                                      29,700                  744,356

                                                                             13,544,467

HEALTH CARE--11.4%

American Home Products                                  40,500                2,379,375

Amgen                                                   31,800  (a)           2,233,950

Bausch & Lomb                                           10,500                  812,437

Cardinal Health                                         11,100                  821,400

Elan, ADS                                               20,200  (a)             978,438

Genentech                                                7,300                1,255,600

MedImmune                                               11,300  (a)             836,200

Medtronic                                               33,700                1,678,681

Merck & Co.                                             43,300                3,317,862

Pfizer                                                 145,063                6,963,000

Pharmacia                                               32,500                1,679,844

Schering-Plough                                         40,400                2,040,200

UnitedHealth Group                                      12,200                1,046,150

                                                                             26,043,137

INTEREST SENSITIVE--16.8%

ACE                                                     21,300                  596,400

Allstate                                                27,700                  616,325

Ambac Financial Group                                    9,250                  507,016

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
----------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

American General                                        17,900                1,091,900

Bank of America                                         50,200                2,158,600

CIGNA                                                    8,850                  827,475

Chase Manhattan                                         63,150                2,908,847

Citigroup                                               43,400                2,614,850

Fannie Mae                                              24,100                1,257,719

FleetBoston Financial                                   73,600                2,502,400

General Electric                                       187,750                9,950,750

Hartford Financial Services Group                       38,000                2,125,625

Lehman Brothers Holdings                                15,700                1,484,631

MBNA                                                    59,450                1,612,581

Merrill Lynch                                           19,300                2,219,500

Morgan Stanley Dean Witter & Co.                        12,300                1,023,975

PNC Financial Services Group                            15,400                  721,875

Providian Financial                                     11,200                1,008,000

SouthTrust                                              27,400                  619,925

SunTrust Banks                                          10,800                  493,425

Wells Fargo                                             52,800                2,046,000

                                                                             38,387,819

INTERNET RELATED--1.1%

America Online                                          28,400  (a)           1,498,100

Yahoo!                                                   8,800  (a)           1,090,100

                                                                              2,588,200

PRODUCER GOODS--5.8%

Alcoa                                                   28,800                  835,200

Boeing                                                  25,600                1,070,400

Burlington Northern Santa Fe                            19,100                  438,106

Canadian National Railway                               12,500                  364,844

International Paper                                     19,600                  584,325

Martin Marietta Materials                                8,000                  323,500

Minnesota Mining & Manufacturing                        17,300                1,427,250

PPG Industries                                          18,200                  806,487

Southdown                                               13,400                  773,850

Temple-Inland                                            8,400                  352,800

Tyco International                                      75,100                3,557,862

Union Carbide                                           25,800                1,277,100


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

United Technologies                                     22,100                1,301,138

                                                                             13,112,862

SERVICES--6.8%

AMFM                                                     5,800  (a)             400,200

AT&T--Liberty Media, Cl. A                              38,400  (a)             931,200

Automatic Data Processing                               20,800                1,114,100

Clear Channel Communications                            12,900  (a)             967,500

Disney (Walt)                                           38,400                1,490,400

Fox Entertainment Group, Cl. A                          23,900  (a)             725,963

Hispanic Broadcasting                                   13,300  (a)             440,563

Infinity Broadcasting, Cl. A                            22,700  (a)             827,131

Omnicom Group                                           13,000                1,157,813

Seagram                                                 10,600                  614,800

Time Warner                                             35,300                2,682,800

Viacom, Cl. B                                           32,900  (a)           2,243,369

Vodafone AirTouch, ADR                                  34,500                1,429,594

VoiceStream Wireless                                     4,000  (a)             465,188

                                                                             15,490,621

TECHNOLOGY--24.5%

Altera                                                  10,800  (a)           1,100,925

Amdocs                                                   5,900  (a)             452,825

Analog Devices                                          16,800  (a)           1,276,800

Applied Materials                                       14,900  (a)           1,350,313

Cisco Systems                                          137,500  (a)           8,739,844

Citrix Systems                                           8,100  (a)             153,394

Computer Associates International                       16,600                  849,713

Dell Computer                                           57,400  (a)           2,830,537

EMC                                                     45,100  (a)           3,469,881

Gateway                                                 12,500  (a)             709,375

Intel                                                   66,600                8,903,587

International Business Machines                         28,500                3,122,531

Linear Technology                                       15,800                1,010,213

Maxim Integrated Products                               13,100  (a)             889,981

Micron Technology                                       14,500  (a)           1,276,906

Microsoft                                               80,200  (a)           6,416,000

Network Appliance                                       12,000  (a)             966,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
----------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Oracle                                                  65,500  (a)           5,506,094

Schlumberger                                            18,900                1,410,413

Siebel Systems                                           6,300  (a)           1,030,444

Sun Microsystems                                        39,100  (a)           3,555,656

Symantec                                                13,800  (a)             744,338

                                                                             55,765,770

UTILITIES--7.4%

AT&T                                                    81,065                2,563,681

Bell Atlantic                                           30,584                1,554,050

Calpine                                                 11,200  (a)             736,400

Florida Progress                                        14,200                  665,625

GPU                                                     18,800                  508,775

GTE                                                     23,300                1,450,425

PECO Energy                                             15,100                  608,719

Public Service Enterprise Group                         14,700                  508,987

Qwest Communications International                       7,122  (a)             353,874

SBC Communications                                      57,426                2,483,675

Sprint (FON Group)                                      45,200                2,305,200

U S WEST                                                19,000                1,629,250

WorldCom                                                30,575  (a)           1,402,628

                                                                             16,771,289

TOTAL COMMON STOCKS

   (cost $173,437,681)                                                      227,626,506


                                                     Principal
SHORT-TERM INVESTMENTS--1.3%                        Amount ($)                Value ($)
---------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 6.58%, dated

  6/30/2000, due 7/3/2000, in the amount

  of $2,926,604 (fully collateralized by

  $3,040,000 Federal Home Loan Bank

  Bonds, 4.82%, 10/22/2001, value $2,985,993)

   (cost $2,925,000)                                 2,925,000                2,925,000
--------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $176,362,681)                    101.2%             230,551,506

LIABILITIES, LESS CASH AND RECEIVABLES                    (1.2%)             (2,683,469)

NET ASSETS                                               100.0%             227,868,037

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           176,362,681   230,551,506

Cash                                                                     46,387

Receivable for investment securities sold                             1,396,643

Dividends and interest receivable                                       389,278

Receivable for shares of Beneficial Interest subscribed                   4,143

Prepaid expenses                                                          2,157

                                                                    232,390,114
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           149,033

Payable for investment securities purchased                           3,983,603

Payable for shares of Beneficial Interest redeemed                      372,241

Interest payable--Note 2                                                    249

Accrued expenses                                                         16,951

                                                                      4,522,077
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      227,868,037
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     169,725,022

Accumulated undistributed investment income--net                        492,708

Accumulated net realized gain (loss) on investments                   3,461,482

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             54,188,825
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      227,868,037
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                  8,439,464

NET ASSET VALUE, offering and redemption price per share ($)              27.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,058 foreign taxes withheld at source)      1,317,510

Interest                                                                46,756

TOTAL INCOME                                                         1,364,266

EXPENSES:

Investment advisory fee--Note 3(a)                                     808,505

Prospectus and shareholders' reports                                    15,749

Professional fees                                                       15,313

Custodian fees--Note 3(a)                                               10,714

Trustees' fees and expenses--Note 3(b)                                   8,319

Registration fees                                                        3,357

Shareholder servicing costs--Note 3(a)                                   1,057

Loan commitment fees--Note 2                                               754

Interest expense--Note 2                                                   249

Miscellaneous                                                              988

TOTAL EXPENSES                                                         865,005

INVESTMENT INCOME--NET                                                 499,261
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,973,857

Net unrealized appreciation (depreciation) on investments           (3,590,898)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 382,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   882,220

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            499,261            799,261

Net realized gain (loss) on investments         3,973,857          1,387,387

Net unrealized appreciation (depreciation)
   on investments                              (3,590,898)        29,155,029

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      882,220         31,341,677
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (24,595)          (781,219)

Net realized gain on investments                      --          (1,294,140)

TOTAL DIVIDENDS                                   (24,595)        (2,075,359)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  25,728,567         53,205,080

Dividends reinvested                               24,595          2,075,359

Cost of shares redeemed                       (13,038,542)       (11,147,782)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            12,714,620         44,132,657

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,572,245         73,398,975
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           214,295,792        140,896,817

END OF PERIOD                                 227,868,037        214,295,792

Undistributed investment income--net              492,708             18,042
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       972,202          2,194,684

Shares issued for dividends reinvested                890             77,381

Shares redeemed                                  (493,612)          (452,513)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     479,480          1,819,552

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                              Six Months Ended
                                                               June 30, 2000             Year Ended December 31,
                                                                                 --------------------------------------------
                                                                (Unaudited)      1999        1998         1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  26.92     22.95       18.30        14.79       12.50

Investment Operations:

Investment income--net                                                  .06(b     .11(b)      .08          .08         .07

Net realized and unrealized
   gain (loss) on investments                                           .02      4.12        4.80         4.53        2.29

Total from Investment Operations                                        .08      4.23        4.88         4.61        2.36

Distributions:

Dividends from investment income--net                                  (.00)(c)  (.10)       (.09)        (.08)       (.07)

Dividends from net realized gain
   on investments                                                        --      (.16)       (.14)       (1.02)         --

Total Distributions                                                      --      (.26)       (.23)       (1.10)       (.07)

Net asset value, end of period                                        27.00     26.92       22.95        18.30       14.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .31(d)  18.45       26.72        31.51       18.86(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .40(d)    .81         .88         1.02        .80(d)

Ratio of net investment income
   to average net assets                                                .23(d)    .45         .53          .68        .72(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                               --        --          --           --         .16(d)

Portfolio Turnover Rate                                               29.05(d)  48.95       56.28        79.74       30.62(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               227,868   214,296     140,897       53,317      17,722

A   FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

D   NOT ANNUALIZED.

E   CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
    (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Disciplined Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's investment adviser, subject to the seller' s agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To
the    extent    that    net    real
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $7,100, with a related weighted average annualized interest rate of 7.01%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $59 pursuant to the transfer agency agreement.


The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $10,714 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $78,201,447 and $62,767,594, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$54,188,825,   consisting  of  $64,713,662  gross  unrealized  appreciation  and
$10,524,837 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   150SA006



Dreyfus Variable

Investment Fund,

Growth and Income

Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio's manager, Douglas D. Ramos, CFA.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-cap stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Growth and
Income    Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Variable Investment Fund, Growth and Income Portfolio produced a total return of -0.89%.(1) This compares with a total return of -0.43% for the portfolio's benchmark, the Standard & Poor' s 500 Composite Stock Price Index (" S& P 500 Index"), for the same period.(2)

We attribute the portfolio' s performance to uncertainties regarding the sustainability of economic growth in the United States in the face of rising interest rates. These uncertainties created volatile market conditions. Rapid swings in investor sentiment drove stock prices to sharp highs and lows at various times during the first six months of 2000, but left them relatively unchanged for the period as a whole. In addition, individual stock selections and the percentage of our holdings allocated to various industrial sectors affected our returns relative to the S&P 500 Index.

What is the portfolio's investment approach?

The portfolio focuses primarily on low- and moderately priced stocks, with market capitalizations of $1 billion or more at the time of purchase, that we believe have above-average growth potential and are attractively valued relative to the S& P 500 Index. We generally look to avoid the risks associated with market timing by remaining close to fully invested.

We typically measure a stock' s relative value by looking at its price in relation to what we believe are the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company' s fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the recent six-month period was a portfolio containing stocks from a number of different market sectors and industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

During the first few months of the period, the portfolio was affected by the market' s narrow emphasis on growth-oriented technology companies, many of which had little or no earnings. Because we emphasize a value-tilted investment approach in managing the portfolio, our results suffered in this environment. In mid-March, investors began focusing on company fundamentals in response to rising interest rates and growing concerns about prospects for rising inflation and slowing U.S. economic growth. These conditions created a more positive environment for the portfolio through early May. However, late May and June saw a repeat of the market's emphasis on growth-oriented technology stocks, which hurt our performance.

Overall, technology emerged as one of the strongest sectors of the equities market. Although we allocated a smaller percentage of the portfolio's assets to technology than did the S& P 500 Index, our technology holdings generally outperformed the Index' s mix of technology stocks. We particularly benefited from investments in communications equipment companies, such as Nortel Networks, and semiconductor makers, such as Intel. The utilities sector also helped power the portfolio's returns, with strong performance generated by companies such as Coastal and Enron that benefited from rising gas and oil prices. Health care stocks made a positive contribution to the portfolio as well, but our failure to hold some of the sector's best performers caused our returns to fall short of those of the S&P 500 Index in this sector.

On the negative side, the portfolio' s returns were hurt most by the weak performance of consumer cyclicals, communications services and basic materials, all of which were undermined by rising interest rates. Among consumer cyclicals, many retailers suffered from slowing sales. In addition, communications services companies were hurt by concerns regarding declining revenue growth in long-distance telecommunications markets. And basic materials companies, such as chemical manufacturers, fell in response to rising prices for raw materials and the prospect of slowing industrial demand.


What is the portfolio's current strategy?

As of the end of the period, we have trimmed our technology holdings because we believe the prices of many technology stocks have risen too high too quickly. Instead, we have allocated more of our assets to the financial services, energy and utilities sectors. In the case of financial services, we have found what, in our opinion, are several attractively priced, quality investments that we believe may benefit from a more benign interest-rate environment. In the energy and utilities sectors, we have focused on companies that appear well positioned
to    take    advantage    of    rising    commodities    prices.

We continue to adhere to our disciplined investment approach in seeking attractively priced securities that we believe can offer above-average growth potential.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.4%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES-1.3%

McGraw-Hill Cos.                                                                                 78,900                4,260,600

Valassis Communications                                                                          40,500  (a)           1,544,063

                                                                                                                       5,804,663

CONSUMER DURABLES-.5%

Ford Motor                                                                                       31,000                1,333,010

Leggett & Platt                                                                                  63,900                1,054,350

                                                                                                                       2,387,360

CONSUMER NON-DURABLES-4.7%

Anheuser-Busch Cos.                                                                              29,000                2,165,938

Coca-Cola                                                                                        44,000                2,527,250

Estee Lauder, Cl. A                                                                              26,900                1,329,869

Intimate Brands                                                                                  84,000                1,659,000

Kimberly-Clark                                                                                   51,000                2,926,125

Nabisco Group Holdings                                                                           42,100                1,091,969

PepsiCo                                                                                         116,000                5,154,750

Philip Morris Cos.                                                                               85,000                2,257,812

Procter & Gamble                                                                                 46,000                2,633,500

                                                                                                                      21,746,213

CONSUMER SERVICES-6.3%

AMFM                                                                                             32,000  (a)           2,208,000

Adelphia Communications, Cl. A                                                                   45,100  (a)           2,114,063

Cendant                                                                                         478,600  (a)           6,700,400

Clear Channel Communications                                                                     17,000  (a)           1,275,000

Disney (Walt)                                                                                    47,000                1,824,187

Gannett                                                                                          33,000                1,973,812

Infinity Broadcasting, Cl. A                                                                     40,500  (a)           1,475,719

Time Warner                                                                                      57,800                4,392,800

USA Networks                                                                                     85,000  (a)           1,838,125

Viacom, Cl. B                                                                                    78,120  (a)           5,326,808

                                                                                                                      29,128,914

ELECTRONIC TECHNOLOGY-17.6%

American Tower, Cl. A                                                                            76,200                3,176,588

Apple Computer                                                                                   32,400  (a)           1,696,950

Applied Materials                                                                                61,000  (a)           5,528,125

Cabletron Systems                                                                               107,300  (a)           2,709,325

Compaq Computer                                                                                 147,000                3,757,688

Ericsson (LM) Telephone, Cl. B, ADR                                                              51,000                1,020,000

General Dynamics                                                                                 30,000                1,567,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Hewlett-Packard                                                                                  27,600                3,446,550

Intel                                                                                           131,900               17,633,381

International Business Machines                                                                  70,000                7,669,375

LSI Logic                                                                                        79,000  (a)           4,275,875

Lexmark International Group, Cl. A                                                               25,300  (a)           1,701,425

Lucent Technologies                                                                              60,000                3,555,000

Motorola                                                                                         60,000                1,743,750

National Semiconductor                                                                           88,800  (a)           5,039,400

Nortel Networks                                                                                  84,000                5,733,000

Sun Microsystems                                                                                 23,000  (a)           2,091,562

Teradyne                                                                                         61,000  (a)           4,483,500

Texas Instruments                                                                                30,000                2,060,625

United Technologies                                                                              37,200                2,190,150

                                                                                                                      81,079,769

ENERGY MINERALS-5.9%

Anadarko Petroleum                                                                               48,000                2,367,000

Burlington Resources                                                                             53,000                2,027,250

Conoco, Cl. A                                                                                    93,000                2,046,000

Exxon Mobil                                                                                     111,223                8,731,005

Royal Dutch Petroleum, ADR                                                                      139,000                8,557,188

Texaco                                                                                           46,200                2,460,150

USX-Marathon Group                                                                               38,000                  952,375

                                                                                                                      27,140,968

FINANCE-15.4%

American Express                                                                                 53,700                2,799,113

American General                                                                                 33,100                2,019,100

American International Group                                                                     60,620                7,122,850

Associates First Capital, Cl. A                                                                 101,000                2,253,562

Bank of America                                                                                 115,000                4,945,000

Bank of New York                                                                                 97,000                4,510,500

Chase Manhattan                                                                                  91,500                4,214,719

Citigroup                                                                                       185,100               11,152,275

Federal Home Loan Mortgage                                                                      123,600                5,005,800

Federal National Mortgage Association                                                           103,400                5,396,187

Fleet Boston Financial                                                                          105,588                3,589,992

Hartford Financial Services Group                                                                28,000                1,566,250

Household International                                                                          24,700                1,026,594

John Hancock Financial Services                                                                 103,700  (a)           2,456,394

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan (J.P.)                                                                                    18,000                1,982,250

Morgan Stanley, Dean Witter                                                                      78,200                6,510,150

Wells Fargo                                                                                     116,000                4,495,000

                                                                                                                      71,045,736

HEALTH SERVICES-3.0%

HCA-Healthcare                                                                                  306,100                9,297,787

Wellpoint Health Networks                                                                        64,100  (a)           4,643,244

                                                                                                                      13,941,031

HEALTH TECHNOLOGY-9.4%

ALZA                                                                                             23,000  (a)           1,359,875

American Home Products                                                                           87,000                5,111,250

Baxter International                                                                             26,000                1,828,125

Bristol-Myers Squibb                                                                             57,000                3,320,250

Guidant                                                                                          32,000  (a)           1,584,000

Johnson & Johnson                                                                                30,000                3,056,250

Lilly (Eli)                                                                                      30,900                3,086,137

Merck & Co.                                                                                     120,000                9,195,000

Pfizer                                                                                          150,500                7,224,000

Pharmacia                                                                                        45,304                2,341,651

Schering-Plough                                                                                 107,000                5,403,500

                                                                                                                      43,510,038

INDUSTRIAL SERVICES-1.5%

Schlumberger                                                                                     93,000                6,940,125

NON-ENERGY MINERALS-.2%

Alcoa                                                                                            36,000                1,044,000

PROCESS INDUSTRIES-1.2%

Dow Chemical                                                                                    102,000                3,079,125

International Paper                                                                              56,000                1,669,500

PPG Industries                                                                                   21,200                  939,425

                                                                                                                       5,688,050

PRODUCER MANUFACTURING-7.0%

Emerson Electric                                                                                 25,000                1,509,375

General Electric                                                                                367,000               19,451,000

Honeywell International                                                                          92,875                3,128,727

Ingersoll-Rand                                                                                   21,900                  881,475

Masco                                                                                           103,300                1,865,856

Tyco International                                                                              115,400                5,467,075

                                                                                                                      32,303,508


COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE-2.7%

Federated Department Stores                                                                      15,400  (a)             519,750

Gap                                                                                              63,000                1,968,750

Lowes                                                                                            54,200                2,225,588

May Department Stores                                                                            51,900                1,245,600

TJX Cos.                                                                                        144,800                2,715,000

Target                                                                                           62,000                3,596,000

                                                                                                                      12,270,688

TECHNOLOGY SERVICES-6.6%

BMC Software                                                                                     35,300  (a)           1,287,898

Charter Communications, Cl. A                                                                   223,100  (a)           3,667,206

Computer Associates International                                                                99,900                5,113,631

Computer Sciences                                                                                73,200  (a)           5,467,125

Electronic Data Systems                                                                         101,500                4,186,875

First Data                                                                                       50,000                2,481,250

Network Associates                                                                              107,000  (a)           2,180,125

Oracle                                                                                           71,800  (a)           6,035,688

                                                                                                                      30,419,798

UTILITIES-10.1%

ALLTEL                                                                                           41,600                2,576,600

AT&T                                                                                            109,500                3,462,937

Bell Atlantic                                                                                    33,000                1,676,812

Coastal                                                                                         119,800                7,292,825

Duke Energy                                                                                      69,000                3,889,875

Dynegy, Cl. A                                                                                    63,200                4,317,350

El Paso Energy                                                                                   17,700                  901,594

Enron                                                                                            21,000                1,354,500

GTE                                                                                              76,000                4,731,000

Niagara Mohawk Holdings                                                                          66,000  (a)             919,875

SBC Communications                                                                              141,000                6,098,250

Sprint (FON Group)                                                                               74,600                3,804,600

TXU                                                                                              14,400                  424,800

WorldCom                                                                                        113,700  (a)           5,215,988

                                                                                                                      46,667,006

TOTAL COMMON STOCKS

   (cost $350,690,948)                                                                                               431,117,867

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.4%                                                                   Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.60%, 7/13/2000                                                                           1,403,000  (b)           1,401,036

   5.81%, 8/3/2000                                                                            2,883,000                2,869,306

   5.96%, 8/17/2000                                                                           1,138,000                1,130,045

   5.55%, 8/31/2000                                                                           2,656,000                2,631,698

   5.72%, 9/7/2000                                                                            3,415,000                3,379,620

   5.78%, 9/14/2000                                                                           7,229,000                7,146,300

   5.65%, 10/5/2000                                                                           6,542,000                6,444,459

TOTAL SHORT-TERM INVESTMENTS

   (cost $24,991,535)                                                                                                 25,002,464
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $375,682,483)                                                             98.8%              456,120,331

CASH AND RECEIVABLES (NET)                                                                         1.2%                5,480,911

NET ASSETS                                                                                       100.0%              461,601,242

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERIAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                        Covered                                    (Depreciation)
                                            Contracts           by Contracts ($)        Expiration               at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG
Standard & Poor's 500                              39                 14,313,975        September 2000                (261,996)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS:

Investments in securities--See Statement of
Investments                                           375,682,483   456,120,331

Cash                                                                  3,546,001

Receivable for investment securities sold                             2,335,222

Dividends receivable                                                    377,004

Receivable for futures variation margin--Note 4(a)                       98,475

Receivable for shares of Beneficial Interest subscribed                  21,316

Prepaid expenses                                                          1,314

                                                                    462,499,663
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           318,461

Payable for investment securities purchased                             505,906

Payable for shares of Beneficial Interest redeemed                       38,294

Accrued expenses                                                         35,760

                                                                        898,421
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      461,601,242
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     363,999,219

Accumulated undistributed investment income--net                        503,396

Accumulated net realized gain (loss) on investments                  16,922,775

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($261,996) net unrealized
   (depreciation) on financial futures]--Note 4(b)                   80,175,852
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      461,601,242
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     18,335,259

NET ASSET VALUE, offering and redemption price per share ($)              25.18

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $18,739 foreign taxes withheld at source)     2,358,845

Interest                                                               685,991

TOTAL INCOME                                                         3,044,836

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,715,001

Custodian fees--Note 3(a)                                               20,862

Prospectus and shareholders' reports                                    19,918

Trustees' fees and expenses--Note 3(b)                                  18,862

Professional fees                                                       18,087

Shareholder servicing costs                                              2,172

Registration fees                                                        1,715

Loan commitment fees--Note 2                                             1,661

Miscellaneous                                                            2,753

TOTAL EXPENSES                                                       1,801,031

INVESTMENT INCOME--NET                                               1,243,805
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                   17,882,787

Short sale transactions                                                    651

Net realized gain (loss) on financial futures                          960,795

NET REALIZED GAIN (LOSS)                                            18,844,233

Net unrealized appreciation (depreciation) on investments
  [including ($746,646) net unrealized (depreciation) on financial
futures]                                                           (24,681,176)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,836,943)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,593,138)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,243,805            2,897,817

Net realized gain (loss) on investments        18,844,233           25,859,263

Net unrealized appreciation (depreciation)
   on investments                             (24,681,176)          39,651,160

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,593,138)           68,408,240
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                    (1,257,345)           (2,714,649)

From net realized gain on investments            (108,788)          (12,151,955)

In excess of net realized gain on investments          --            (1,809,052)

TOTAL DIVIDENDS                                (1,366,133)          (16,675,656)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  43,043,241           43,105,900

Dividends reinvested                            1,366,133           16,675,656

Cost of shares redeemed                       (38,241,210)         (80,823,642)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             6,168,164          (21,042,086)

TOTAL INCREASE (DECREASE) IN NET ASSETS           208,893           30,690,498
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           461,392,349          430,701,851

END OF PERIOD                                 461,601,242          461,392,349

Undistributed investment income--net              503,396              516,936
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,689,724            1,803,945

Shares issued for dividends reinvested             53,089              668,393

Shares redeemed                                (1,512,628)          (3,401,483)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     230,185             (929,145)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                  Six Months Ended
                                        June 30, 2000  Year Ended December 31,
                                       -----------------------------------------
                                                (Unaudited)        1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               25.48        22.63         20.78        19.55          18.33         11.98

Investment Operations:

Investment income--net                                 .07(a)       .16(a)        .21          .28            .36           .28

Net realized and unrealized gain
   (loss) on investments                              (.29)        3.64          2.23         2.79           3.43          7.07

Total from Investment Operations                      (.22)        3.80          2.44         3.07           3.79          7.35

Distributions:

Dividends from investment
   income--net                                        (.07)        (.15)         (.20)        (.28)          (.35)         (.27)

Dividends from net realized gain
   on investments                                     (.01)        (.70)         (.39)       (1.56)         (2.22)         (.73)

Dividends in excess of net realized
   gain on investments                                  --         (.10)           --          --             --            --

Total Distributions                                   (.08)        (.95)         (.59)       (1.84)         (2.57)        (1.00)

Net asset value, end of period                       25.18        25.48         22.63        20.78          19.55         18.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      (.89)(b)    16.88         11.81        16.21          20.75         61.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                              .39(b)       .79           .78          .80            .83           .92

Ratio of net investment income
   to average net assets                               .27(b)       .67          1.00         1.37           1.96          2.21

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --           --           --            --             --           .03

Portfolio Turnover Rate                              29.78(b)     96.26        126.18       180.73         237.44        255.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     461,601      461,392       430,702      369,832        225,935        71,161

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolios' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolios' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national
securities    market,    or    securities    for    which

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $150 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $20,862 pursuant to the custody agreement.

(b) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Each board member who is not an " affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) During the period ended June 30, 2000, the portfolio incurred total brokerage commissions of $247,939, of which $15,026 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended June 30, 2000:

                                          Purchases               Sales
--------------------------------------------------------------------------------

Long transactions                       129,749,383          135,237,478

Short sale transactions                       1,986                2,637

     TOTAL                              129,751,369          135,240,115

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000 are set forth in the Statement of Financial Futures.


(b) At June 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $80,175,852, consisting of $99,138,891 gross unrealized appreciation and $18,963,039 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

For More Information

                        Dreyfus Variable Investment Fund, Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   108SA006




Dreyfus Variable

Investment Fund,

International

Value Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                Dreyfus Variable Investment Fund, International Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sandor Cseh.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter
of    2000,    before    peaking    in    early    March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International Value Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio achieved a total return of -1.45% .(1) This compares with a -4.06% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.(2)

We attribute this modest outperformance to a shift in investor preference. From mid-March through the end of the reporting period, the value-investment style outperformed the growth-investment style.

What is the portfolio's investment approach?

We invest in an internationally diversified selection of value stocks that we define as selling at attractive prices relative to intrinsic worth based on
historical   measures.  These  measures  typically  include  price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception. Should a stock fall out of general market favor, creating what we perceive to be a buying opportunity, we typically would look to purchase the security at the depressed price, hoping to profit if and when perceptions change and the price reverts to a historical norm.

When putting the value approach to work, we employ a two-step process. First, we decide how much to invest in each of the countries represented in the MSCI EAFE Index. We make a baseline determination by size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this neutral weighting, based on our outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Second, we select individual securities using a process that blends quantitative and qualitative analysis. Typically, after approximately 90% of purchase candidates are eliminated, analysts perform extensive fundamental research and, when they deem appropriate, conduct on-site visits to determine which securities we will look to buy for the portfolio. Stocks in the portfolio typically are sold when they reach a price at which we no longer consider them to hold attractive value, or when our analysts determine that changes in market sentiment that we had anticipated will probably not occur.

What other factors influenced the portfolio's performance?

Several factors, including financial information moving within the market more freely and growth in the global perspective among investors, helped to create a convergence of performance among world markets during the reporting period. At certain times this convergence negatively impacted fund performance and at other times it had a positive influence. At the beginning of the reporting period, value stocks continued their slump in the U.S. markets and the international value stocks that the fund invests also tended to perform poorly. When the technology-rich NASDAQ stumbled in mid-March amid interest-rate concerns, both
U.S.    and    international    value    stock    averages    rebounded.

Local conditions within the overall market continued to influence their respective national and regional markets. For example, Japan, which has long been mired in recession and a stock market decline, in our opinion offered exceptional value opportunities. While Japanese technology stocks performed well at the beginning of the reporting period, they later became expensive by many value measures. Instead, in our opinion new value opportunities arose in Japan's chip manufacturing, cellular telephone and specialty chemical segments. While Japan' s economic recovery remains fragile, steps towards fundamental change in the nation' s corporate and financial sectors, and perhaps even political restructuring, appear to be underway.


European stock markets advanced at the beginning of the period, and then struggled. We continued to see market forces replacing government guidance in shaping European economic life. This shift is prompting businesses to rethink long-standing corporate values and place new emphasis on competitiveness, creating significant value-oriented investment opportunities.

What is the portfolio's current strategy?

We recently made relatively small changes in country allocations. We have modestly reduced our emphasis on Japan, continental Europe and the United Kingdom. Our more positive outlook for the emerging markets led us to increase exposure to Southeast Asia, Latin America and Eastern Europe. As a result, as of the end of the reporting period, we are close to a neutral position relative to our benchmark.

We made larger changes to our sector allocation strategy. Many of the portfolio' s technology investments, particularly in Japan, reached prices at which we no longer considered them value investments. We sold them, and instead purchased financial services stocks that we believe have been depressed by overblown concerns about higher interest rates. We also increased our investments in pharmaceutical companies and other consumer non-durable manufacturers, which we believe offer attractively priced value opportunities.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.0%                                    Shares  Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--1.3%

Australia & New Zealand Banking                         39,605    303,136

Goodman Fielder                                         63,576     47,103

                                                                  350,239

AUSTRIA--.9%

Bank Austria                                             5,000    243,314

BELGIUM--1.2%

Dexia                                                    2,165    319,039

Dexia (Strips)                                           1,332         13

                                                                  319,052

BRAZIL--.6%

Petroleo Brasileiro, ADR                                 3,000     91,125

Tele Norte Leste Participacoes, ADR                         81      1,913

Telecomunicacoes Brasileiras, ADS                          700     67,988

                                                                  161,026

DENMARK--.5%

Jyske Bank                                               7,000    130,632

FINLAND--.4%

Kesko, Cl. B                                            11,500    116,817

FRANCE--9.6%

Air Liquide                                              2,425    316,016

Alstom                                                   3,310     89,376

Assurances Generales de France                           5,340    281,914

BNP Paribas                                              4,500    432,644

Bongrain                                                   355     93,047

Compagnie de Saint--Gobain                               1,100    148,564

Compagnie Generale des Etablissements Michelin, Cl. B    6,651    213,213

Societe Generale, Cl. A                                  2,432    146,137

Suez Lyonnaise des Eaux                                    700    122,516

Thompson CSF                                             2,424     95,393

Total Fina Elf, ADR                                      5,733    440,366

Usinor                                                  12,100    147,494

                                                                2,526,680

GERMANY--8.3%

Bayer                                                    9,000    350,235

Deutsche Bank                                            4,200    346,115

Deutsche Lufthansa                                       9,108    212,837

E.On                                                    11,284    553,202


COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------

GERMANY (CONTINUED)

MG Technologies                                         10,080    138,926

Merck KGaA                                              10,900    330,606

Volkswagen                                               6,650    253,711

                                                                2,185,632

GREECE--1.3%

Hellenic Telecommunications Organization, ADR           27,100    330,281

HONG KONG--1.4%

Hongkong Electric                                      116,249    374,294

INDIA--.2%

Videsh Sanchar Nigam, ADR                                4,000(b)  63,000

IRELAND--.8%

Bank of Ireland                                         31,550    198,610

ITALY--5.5%

Banca Popolare di Bergamo Credito Varesino               9,000    166,275

ENI                                                     78,300    451,083

Finmeccanica                                           179,000(a) 245,169

San Paulo-IMI                                           11,436    202,555

Telecom Italia                                          59,230    391,670

                                                                1,456,752

JAPAN--25.3%

AIFUL                                                    1,500    138,592

CANON                                                   10,000    498,819

Credit Saison                                           18,400    427,624

Dai-Tokyo Fire & Marine Insurance                       45,000    160,274

FUJI MACHINE MANUFACTURING                               6,000    315,730

HONDA MOTOR                                              6,000    204,629

KATOKICHI                                                4,000    101,464

MABUCHI MOTOR                                            2,900    375,342

MINEBEA     29,000                                                364,384

Marubeni                                               102,000    351,724

Matsumotokiyoshi                                         4,400    462,239

Mitsubishi Heavy Industries                             37,000    164,289

NAMCO                                                    5,000    180,444

NIPPON TELEGRAPH AND TELEPHONE                               8    106,566

Nichiei                                                  5,050     83,014

Nippon Express                                          70,000    430,515

Nishimatsu Construction                                 29,000    114,521

                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

RINNAI                                                  10,000    223,429

ROHM                                                     1,100    322,154

SANKYO COMPANY                                           8,000    181,011

SHOHKOH FUND & CO.                                         300     67,737

SONY                                                     1,900    177,704

Sekisui Chemical                                        30,000    115,635

77 Bank                                                 28,000    224,318

Shin-Etsu Chemical                                       4,000    203,307

TDK                                                      2,000    287,955

Yamanouchi Pharmaceutical                                7,000    382,900

                                                                6,666,320

MEXICO--.3%

Telefonos de Mexico, ADR                                 1,476     84,317

NETHERLANDS--7.5%

ABN AMRO                                                17,007    416,238

Akzo Nobel                                               5,000    212,221

Buhrmann                                                 4,606    131,576

Fortis                                                  12,200    354,793

Hunter Douglas                                           9,782    264,508

Stork                                                   14,974    202,807

Vedior                                                  13,168    162,647

Wolters Kluwer                                           9,003    239,579

                                                                1,984,369

NEW ZEALAND--.6%

Fletcher Challenge Paper                                25,596     29,297

Telecom Corporation of New Zealand                      38,449    134,372

                                                                  163,669

NORWAY--1.4%

Norsk Hydro                                              4,200    176,023

Orkla                                                   10,600    201,145

                                                                  377,168

PHILIPPINES--.3%

Manila Electric, Cl. B                                  48,000     70,474

PORTUGAL--1.0%

Portugal Telecom                                        23,000    257,984


COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------

SINGAPORE--2.2%

NatSteel Electronics                                    34,000    104,258

Oversea-Chinese Banking                                 37,000    254,745

United Overseas Bank                                    31,960    208,949

                                                                  567,952

SOUTH KOREA--1.0%

Korea Electric Power, ADR                                8,500    156,719

Pohang Iron & Steel, ADR                                 4,000     96,000

                                                                  252,719

SPAIN--3.9%

Banco Bilbao Vizcaya Argentaria                         11,333    169,167

Banco Popular Espanol                                    6,600    203,961

Endesa                                                  18,410    356,281

Repsol, ADR                                             14,600    289,263

                                                                1,018,672

SWEDEN--1.6%

Autoliv                                                 10,500    258,026

Investor, Cl. B                                         12,200    167,251

                                                                  425,277

SWITZERLAND--5.4%

Barry Callebaut                                          1,172    167,203

Forbo Holding                                              220     91,599

Novartis                                                   273(a) 431,933

Sulzer                                                     250(a) 166,085

Swisscom                                                   500    172,973

UBS                                                      2,700    395,114

                                                                1,424,907

UNITED KINGDOM--14.5%

BAE SYSTEMS                                             51,000    318,689

BOC                                                     13,149    189,459

Barclays                                                 8,744    217,895

Bunzl                                                   62,116    333,508

Enterprise Oil                                           6,400     53,485

Laird                                                   29,700    109,237

Morgan Crucible                                         65,890    217,859

PowerGen                                                26,296    225,340

                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Rexam                                                  65,100    253,755

Rio Tinto                                              14,294    234,141

Royal & Sun Alliance Insurance                         55,207    359,212

Royal Bank of Scotland                                 15,911    266,902

Safeway                                                50,233    195,804

Scottish & Southern Energy                             18,400    169,118

Tomkins                                                39,893    129,936

Unilever                                               59,000    357,941

Wolseley                                               34,900    187,912

                                                               3,820,193
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,725,454)                    97.0% 25,570,350

CASH AND RECEIVABLES (NET)                               3.0%    803,621

NET ASSETS                                             100.0% 26,373,971

(A) NON-INCOME PRODUCING.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000, THIS SECURITY AMOUNTED TO $63,000 OR APPROXIMATELY .2% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,725,454  25,570,350

Cash                                                                    128,712

Cash denominated in foreign currencies                      635,486     646,208

Dividends receivable                                                    147,153

Receivable for investment securities sold                                67,223

Prepaid expenses                                                            167

                                                                     26,559,813
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,159

Payable for investment securities purchased                             132,273

Payable for shares of Beneficial Interest redeemed                        9,105

Accrued expenses                                                         23,305

                                                                        185,842
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,373,971
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      23,525,914

Accumulated undistributed investment income--net                        222,311

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                  1,774,481

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                     851,265
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,373,971
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      1,747,111

NET ASSET VALUE, offering and redemption price per share ($)              15.10

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $55,972 foreign taxes withheld at source)       368,298

EXPENSES:

Investment advisory fees--Note 3(a)                                    125,663

Custodian fees                                                          19,160

Auditing fees                                                           11,128

Prospectus and shareholders' reports                                     7,674

Shareholder servicing costs                                                848

Trustees' fees and expenses--Note 3(b)                                     791

Legal fees                                                                 102

Loan commitment fees--Note 2                                                93

Miscellaneous                                                            9,773

TOTAL EXPENSES                                                         175,232

INVESTMENT INCOME--NET                                                 193,066
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,864,366

Net realized gain (loss) on forward currency exchange contracts         (3,660)

NET REALIZED GAIN (LOSS)                                             1,860,706

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (2,460,669)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (599,963)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (406,897)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000  Year Ended

                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            193,066           197,078

Net realized gain (loss) on investments         1,860,706         2,469,452

Net unrealized appreciation (depreciation)
   on investments                              (2,460,669)        2,918,399

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (406,897)        5,584,929
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (8,500)         (196,556)

Net realized gain on investments                 (554,206)       (2,094,903)

TOTAL DIVIDENDS                                  (562,706)       (2,291,459)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,319,035        14,794,732

Dividends reinvested                              562,706         2,291,459

Cost of shares redeemed                        (4,924,585)      (13,673,233)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               (42,844)        3,412,958

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,012,447)        6,706,428
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            27,386,418        20,679,990

END OF PERIOD                                  26,373,971        27,386,418

Undistributed investment income--net              222,311            37,745
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       295,175         1,006,730

Shares issued for dividends reinvested             38,621           152,939

Shares redeemed                                  (334,801)         (949,638)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,005)          210,031

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                              Six Months Ended

                                               June 30, 2000                   Year Ended December 31,
                                                                     ----------------------------------------------

                                                 (Unaudited)         1999         1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 15.67           13.45        13.45       12.80        12.50

Investment Operations:

Investment income--net                                 .11(b)          .13(b)       .14         .07          .08

Net realized and unrealized

   gain (loss) on investments                         (.34)           3.52         1.01        1.03          .34

Total from Investment Operations                      (.23)           3.65         1.15        1.10          .42

Distributions:

Dividends from investment income--net                 (.01)           (.13)        (.12)       (.07)        (.08)

Dividends from net realized
   gain on investments                                (.33)          (1.30)       (1.03)       (.30)        (.04)

Dividends in excess of net realized

   gain on investments                                  --             --           --         (.08)          --

Total Distributions                                   (.34)          (1.43)       (1.15)       (.45)        (.12)

Net asset value, end of period                       15.10           15.67        13.45       13.45        12.80
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (1.45)(c)       27.82         8.74        8.71         3.41(c,d)
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .69(c)         1.35         1.29        1.42         1.01(c)

Ratio of net investment income
   to average net assets                               .76(c)          .90          .94         .74          .76(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --             --           --          --          .34(c)

Portfolio Turnover Rate                               20.41(c)       41.90        42.14       25.67        24.48(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                26,374         27,386       20,680      19,016        8,027

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
(COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $89 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2000, amounted to $5,095,509 and $6,339,035, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign
portfolio    holdings    and    to    settle    foreign    currency

transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2000, there were no open forward currency
exchange    contracts.

(b) At June 30, 2000, accumulated net unrealized appreciation on investments was $844,896, consisting of $3,575,717 gross unrealized appreciation and $2,730,821 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   152SA006


Dreyfus Variable

Investment Fund,

Limited Term

High Income Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                             Limited Term High Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Roger King.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points
since   late   June   1999,   before   the   current  reporting  period  began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio achieved a total return of -2.82%.(1) This compares to a -1.00% total return for the portfolio's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2

Because the portfolio' s maturity and duration (a measure of sensitivity to changing interest rates) are limited by its investment approach, as stated in the prospectus, we also gauge the portfolio's performance against a shorter term measure: the Customized Limited Term High Yield Index, which achieved a 0.27% total return for the period.(3) This blended index is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index.

We attribute the portfolio's underperformance relative to the indices primarily to our investment strategy. While we continue to restructure the portfolio to improve credit quality, a significant portion of the portfolio's holdings remained concentrated in lower rated bonds. Because investors generally continued to avoid credit risk during the reporting period, lower rated bonds fell more sharply in price, and later recovered less fully, than those closer to investment grade quality.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the portfolio is limited to three years or less.

We normally invest most of the portfolio's assets in fixed-income securities of below investment grade credit quality. Issuers of below investment grade securities may be in early stages of development or may have highly leveraged
balance    sheets.    To    compensate    the    buyer    for
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

taking greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

High yield, fixed-income investors began the year 2000 hoping to recover from an extremely difficult 1999. In anticipation of potential Y2K market disruptions, investor demand for high yield bonds almost completely halted as year-end approached. Many investors withdrew from the market and the large supply of high yield bonds was met by weak demand: bond prices and the value of the portfolio inevitably fell.

Although the new year arrived uneventfully, the much anticipated post-Y2K rally in the high yield bond market failed to materialize. Other factors, it seems, continued to push bond prices down and dampened portfolio performance. The Federal Reserve Board' s ongoing policy of interest-rate tightening had a negative effect on investor psychology across the bond market as a whole. In addition, default rates have risen, as some bonds issued under relatively lax underwriting standards in 1997 and 1998 have not met interest and/or principal payments. Finally, for much of the reporting period, investors seemed to show a marked shift in sentiment. Previously, investors seeking high returns found high yield bonds an attractive investment vehicle. However, in current markets, many return-oriented investors appear to have shifted their preference, favoring stocks over bonds. And those investors who have maintained an interest in bonds have shown a strong preference for credit safety over risk, generally choosing to avoid the high yield marketplace.

While the reporting period overall was difficult for the market in general and the portfolio in particular, high yield bond prices rebounded in June. The
rebound,    however,    was    generally    concentrated    in    higher
rated bonds, as money managers remained cautious that the recovery would prove temporary. While we are working to improve the overall credit quality of the portfolio, we are not yet at the average credit quality we are trying to attain. Hence, the portfolio did not fully participate in the period-end rally.

What is the portfolio's current strategy?

We have continued to reposition the portfolio, increase credit quality and shorten average maturity, while also protecting it from volatility. In doing so, we have de-emphasized lower rated bonds and have moved away from bonds with complicated payment or maturity structures. Rather, our strategy for new investments is to purchase domestic bonds rated near investment grade quality that pay cash interest and have a final maturity within five years.

The high yield market, in its current distressed state, is trading at depressed levels not seen in the past 10 years. We believe that, at these levels, the high yield market may offer significant value. However, there is no telling if and when a positive trigger event may occur, causing the high yield market to once again gain favor with investors.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                        The Portfolio

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

                                                                    Principal
BONDS AND NOTES--101.3%                                            Amount ($)        Value ($)
---------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--7.4%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                           456,000          402,420

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                     2,963,100        2,407,193

Midway Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                    973,639  (a)     950,900

                                                                                     3,760,513

AUTOMOTIVE--4.3%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                         1,500,000         1,207,500

Hayes Lemmerz International,

   Sr. Sub. Notes, 11%, 2006                                        1,000,000           987,500

                                                                                      2,195,000

BROADCASTING--1.3%

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                  1,000,000  (b)      662,500

CABLE TELEVISION--8.1%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                     1,500,000         1,111,875

   Sr. Notes, 9.25%, 2002                                           1,000,000           991,250

Diamond Cable Communications,

   Sr. Discount Notes, 0/11.75%, 2005                               1,000,000  (b)      953,750

Pegasus Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2007                                      1,000,000         1,070,000

                                                                                      4,126,875

CHEMICALS--2.5%

ISP Holdings, Ser. B,

   Sr. Notes, 9.75%, 2002                                           1,328,000          1,298,120

COMMERCIAL MORTGAGE
   PASS-THROUGH CTFS.--1.9%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.617%, 2013                              1,000,000  (a,c)     961,680

CONSTRUCTION--3.3%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                        2,000,000  (d)       965,000

McDermott,

   Notes, 9.375%, 2002                                              1,000,000            713,682

                                                                                       1,678,682



                                                                    Principal
BONDS AND NOTES (CONTINUED)                                        Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------

CONSUMER--8.0%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                    568,443  (c)       452,133

Coinmach, Ser. D,

   Sr. Notes, 11.75%, 2005                                          1,740,000          1,679,100

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                     1,000,000            895,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                  1,500,000  (d,e)     123,750

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                       900,000            909,000

                                                                                       4,058,983

ENTERTAINMENT--5.0%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                        3,000,000          2,535,000

FINANCIAL--3.9%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                           1,000,000            970,000

Reliance Group Holdings:

   Sr. Notes, 9%, 2000                                              2,000,000            860,000

   Sr. Sub. Deb., 9.75%, 2003                                         500,000            140,000

                                                                                       1,970,000

FOOD & BEVERAGES--7.4%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                       763,000            355,749

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                          800,000            672,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                            180,000             99,900

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                      500,000            505,625

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                     2,230,000          2,132,438

                                                                                       3,765,712

FOREST PRODUCTS--5.0%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                     2,730,000          2,532,075

HEALTH CARE--.6%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term

   Securities, 10.593%, 2008                                          500,000  (c)       287,500

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                    Principal
BONDS AND NOTES (CONTINUED)                                        Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------

INDUSTRIAL--3.0%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                             750,000            755,625

Atlantis Group,

   Sr. Notes, 11%, 2003                                               745,000            747,794

                                                                                       1,503,419

METALS--.9%

Oregon Steel Mills,

   First Mortgage, 11%, 2003                                          375,000            253,125

Renco Metals,

   Sr. Notes, 11.5%, 2003                                             560,000            226,800

                                                                                         479,925

REAL ESTATE--8.4%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                  2,350,000          2,165,245

Meditrust,

   Medium-Term Notes, 7.77%, 2002                                   1,500,000          1,263,071

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                             1,000,000            845,000

                                                                                       4,273,316

RETAIL--4.9%

Cafeteria Operators

  (Gtd. By Furrs/Bishops Speciality Group),

   Sr. Secured Notes, 12%, 2001                                     1,000,000            990,000

Southland,

   Deb., 5%, 2003                                                   1,750,000          1,524,687

                                                                                       2,514,687

SHIPPING--1.6%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                              900,000            841,500

TELECOMMUNICATION/CARRIERS--8.4%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                           2,000,000          1,720,000

MJD Communications,

   Floating Rate Notes, 10.8%, 2008                                 1,000,000  (c)       942,980

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                         1,500,000          1,632,089

                                                                                       4,295,069

TEXTILES--.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                            500,000            322,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                         500,000  (d)        10,000

                                                                                         332,500



                                                                    Principal
BONDS AND NOTES (CONTINUED)                                        Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------

TRANSPORTATION--8.5%

International Shipholding,

   Sr. Notes, 9%, 2003                                              1,750,000          1,741,250

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   11.62%, 2006                                                     2,000,000  (c)     1,450,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                                             1,315,000          1,132,791

                                                                                       4,324,041

WIRELESS COMMUNICATIONS--6.2%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                500,000  (a,b)     376,250

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                  1,000,000  (b)       927,500

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                4,500,000  (b)     1,867,500

                                                                                       3,171,250

TOTAL BONDS AND NOTES

   (cost $65,041,778)                                                                 51,568,347
------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%                                                     Shares          Value ($)
------------------------------------------------------------------------------------------------------

ENTERTAINMENT;

Discovery Zone (warrants)

   (cost $120,000)                                                      2,000  (a,f)          2
------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%
------------------------------------------------------------------------------------------------------

PUBLISHING;

Newscorp Overseas, Ser. A,

  Cum., $2.15625

   (cost $819,075)                                                     32,600            729,425
------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $65,980,853)                                   102.7%         52,297,774

LIABILITIES, LESS CASH AND RECEIVABLES                                  (2.7%)        (1,388,081)

NET ASSETS                                                             100.0%         50,909,693

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
     THESE SECURITIES AMOUNTED TO $2,288,832 OR 4.5% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 10/30/2005.

(F)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)


                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  65,980,853  52,297,774

Dividends and interest receivable                                     1,529,831

Prepaid expenses                                                          4,156

                                                                     53,831,761
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            29,550

Cash overdraft due to Custodian                                          42,916

Bank loans payable--Note 2                                            2,800,000

Payable for shares of Beneficial Interest redeemed                       18,455

Interest payable--Note 2                                                 14,588

Accrued expenses                                                         16,559

                                                                      2,922,068
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       50,909,693
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid--in capital                                                     72,254,861

Accumulated undistributed investment income--net                          7,466

Accumulated net realized gain (loss) on investments                  (7,669,555)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (13,683,079)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       50,909,693
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                      5,342,244

NET ASSET VALUE, offering and redemption price per share ($)               9.53

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             3,366,060

Cash dividends                                                          35,147

TOTAL INCOME                                                         3,401,207

EXPENSES:

Investment advisory--Note 3(a)                                         184,727

Interest expense--Note 2                                                91,818

Professional fees                                                       10,443

Prospectus and shareholders' reports                                     7,723

Custodian fees--Note 3(a)                                                4,174

Trustees' fees and expenses--Note 3(b)                                   1,466

Shareholder servicing costs                                                184

Miscellaneous                                                            6,571

TOTAL EXPENSES                                                         307,106

INVESTMENT INCOME--NET                                               3,094,101
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,839,767)

Net unrealized appreciation (depreciation) on investments           (2,776,198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,615,965)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,521,864)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,094,101            8,366,358

Net realized gain (loss) on investments        (1,839,767)          (5,298,109)

Net unrealized appreciation (depreciation)
   on investments                              (2,776,198)          (3,996,453)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,521,864)            (928,204)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,305,897)          (8,228,436)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   1,845,923           13,764,126

Dividends reinvested                            3,305,897            8,228,436

Cost of shares redeemed                       (15,771,593)         (29,897,132)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (10,619,773)          (7,904,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (15,447,534)         (17,061,210)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            66,357,227           83,418,437

END OF PERIOD                                  50,909,693           66,357,227

Undistributed investment income--net                7,466              219,262
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       176,989            1,189,786

Shares issued for dividends reinvested            336,896              748,768

Shares redeemed                                (1,524,667)          (2,657,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (1,010,782)           (718,649)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2000          Year Ended December 31,
                                                                                     --------------------------
                                                                  (Unaudited)      1999       1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.44      11.80      12.88      12.50

Investment Operations:

Investment income--net                                                   .59       1.21       1.14        .78

Net realized and unrealized

   gain (loss) on investments                                           (.88)     (1.38)     (1.08)       .41

Total from Investment Operations                                        (.29)      (.17)       .06       1.19

Distributions:

Dividends from investment income--net                                   (.62)     (1.19)     (1.14)      (.77)

Dividends from net realized
   gain on investments                                                    --         --         --       (.04)

Total Distributions                                                     (.62)     (1.19)     (1.14)      (.81)

Net asset value, end of period                                          9.53      10.44      11.80      12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       (5.66)(b)  (1.54)       .29      14.27(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                 .76(b)     .73        .77        .89(b)

Ratio of interest expense
   to average net assets                                                 .32(b)     .11        .32        .20(b)

Ratio of net investment
   income to average net assets                                        10.86(b)   10.53      10.10      10.27(b)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                                --         --         --        .05(b)

Portfolio Turnover Rate                                                 8.32(c)   52.08      50.18      37.98(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 50,910     66,357     83,418     31,454

(A) FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) ANNUALIZED.

(C) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,287 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio has an unused capital loss carryover of approximately $5,771,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $454,000 of the carryover expires in fiscal 2006 and $5,317,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended June 30, 2000 was approximately $2,829,100, with a related weighted average annualized interest rate of 6.51%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $39 pursuant to the transfer agency agreement.


The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $4,174 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $4,748,956 and $6,994,706, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $13,683,079, consisting of $99,936 gross unrealized appreciation and $13,783,015 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Limited Term
                        High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   156SA006




Dreyfus Variable

Investment Fund,

Money Market Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas S. Riordan.

When the reporting period began, international and domestic economies were growing rapidly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally
continued    to    climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began. While these economic influences generally adversely affected longer term
bonds,    they    positively    influenced    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Money Market Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the six-month period ended June 30, 2000 the portfolio produced an annualized yield of 5.57%, which, taking into account the effect of compounding, created an annualized effective yield of 5.71%.(1)

What is the portfolio's investment approach?

The portfolio seeks a high level of income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

The money markets continued to digest mixed signals from the economy as the reporting period began. The Open Market Committee of the Federal Reserve Board (the "Fed" ) had acted to relieve inflationary pressures, taking a cautious, measured approach. It had raised interest rates three times in 1999, each time by 0.25 percentage points. Each tightening brought renewed debate as to whether rates were sufficiently high to ease growth and head off inflation, or whether further tightening would be necessary. Economic data released in early January pointed toward the possibility of additional interest-rate increases in the near future.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Gross domestic product (" GDP" ) growth had quickened to a stunning 7.3% for fourth quarter 1999. Concern mounted that economic growth was accelerating considerably past a limit that could be sustained without triggering destructive levels of inflation. In a continuing attempt to head off inflation, the Fed raised interest rates for the fourth time in this cycle of tightening in early February, and a fifth time in March.

Preliminary first quarter 2000 figures showed GDP growth at a less torrid, but still strong 5.4% . Continuing indications that prices, most notably in the energy sector, were moving higher added to the money markets' concerns. Greater than expected domestic demand for goods and services continued. Events overseas have also had an impact on inflation. Following the Asian economic crisis of 1998, demand outside the U.S. weakened, enabling the U.S. economy to grow at an unusually fast pace without setting off commodity inflation. As overseas economies have recovered, demand for raw materials has picked up as well, creating upward price pressure.

Through much of early 2000, consumer confidence and consumer spending showed few signs of abating in response to gradual and relatively mild rate hikes. Home and auto sales continue at record paces through the first quarter and into the second quarter of 2000. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. Such price and wage factors led the Fed to its largest rate hike in its current credit tightening cycle: a 0.50 percentage-point increase at its May 16th meeting.

More recently, we have seen signs that the Fed's series of rate hikes may have begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically, and inflation figures through early 2000 appeared to be lower than market expectations. As a result, the Fed chose not to
tighten    rates    further    at    its    June    28th    meeting.

But economic signals remain contradictory; it is not clear that the economy has yet cooled sufficiently for the Fed to consider its job done. Immediately following the Fed' s June meeting, economic reports indicated that, although growth may be slowing, inflation may be higher than previously thought. While indexes measuring demand for housing and labor fell back in May, the personal consumption expenditures price index for first quarter 2000 was adjusted upward, from 3.1% to 3.5%. This measure, closely followed by Federal Reserve Chairman Greenspan, is considered among the best gauges of inflation and could indicate that Fed-described concerns over " heightened inflation pressure" may lead to a further tightening when the Fed meets again in August.

What is the portfolio's current strategy?

In anticipation of rising interest rates throughout the six-month reporting period, the portfolio adopted a somewhat defensive strategy. Most significantly, we reduced the portfolio' s average maturity in order to increase our flexibility. Shorter maturities were designed to help the portfolio take advantage of potential opportunities from additional interest-rate increases.

As of June 30, 2000, the portfolio's average maturity remained relatively short. We will continue to monitor the situation, including the economy and changes in the Fed' s monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the portfolio's holdings.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.8%                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.64%, 2/9/2001                                                                            5,000,000  (a)           4,998,172

American Express Centurion Bank

   6.59%, 7/19/2000                                                                           4,000,000                4,000,000

First Tennessee Bank N.A.

   6.67% 12/11/00                                                                             4,000,000  (a)           4,000,000

Union Bank California

   5.98%, 8/1/2000                                                                            5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $17,998,172)                                                                                                 17,998,172
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--53.7%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   6.95%, 7/3/2000                                                                            4,000,000                3,998,456

BCI Funding Corp.

   6.50%, 8/2/2000                                                                            4,000,000                3,977,262

Canadian Imperial Holdings Inc.

   6.62%, 8/3/2000                                                                            4,000,000                3,976,130

Ciesco L.P.

   6.56%, 7/10/2000                                                                           4,000,000                3,993,510

Den Danske Corp. Inc.

   6.77%, 8/28/2000                                                                           4,000,000                3,957,144

General Electric Capital Corp.

   6.67%, 9/14/2000                                                                           4,000,000                3,945,333

General Electric Capital Services Inc.

   6.67%, 9/15/2000                                                                           4,000,000                3,944,604

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                           4,000,000                3,823,971

San Paolo IMI U. S. Financial

   6.60%, 8/4/2000                                                                            4,000,000                3,975,482

Santander Finance (DE) Inc.

   6.68%, 9/5/2000                                                                            4,000,000                3,951,820

Spintab AB

   6.25%, 7/20/2000                                                                           4,000,000                3,987,080

Swedbank Inc.

   6.57%, 7/12/2000                                                                           4,000,000                3,992,057

UBS Finance (DE) Inc.

   6.95%, 7/3/2000                                                                            4,000,000                3,998,456

TOTAL COMMERCIAL PAPER

   (cost $51,521,305)                                                                                                 51,521,305


                                                                                              Principal

CORPORATE NOTES--18.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Heller Financial Inc.

   6.90%, 8/7/2000                                                                            3,000,000  (a)           3,000,000

Merrill Lynch & Co. Inc.

   6.63%, 3/28/2001                                                                           4,000,000  (a)           4,000,000

Morgan (J. P.) & Co. Inc.

   6.67%, 3/6/2001                                                                            4,000,000  (a)           3,999,728

Morgan Stanley, Dean Witter Inc.

   6.67%, 3/19/2001                                                                           4,000,000  (a)           4,000,000

Paine Webber Group Inc.

   6.85%, 9/15/2000                                                                           3,000,000  (a)           3,000,000

TOTAL CORPORATE NOTES

   (cost $17,999,728)                                                                                                 17,999,728
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--4.2%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

  6.25%, 7/20/2000

   (cost $4,000,000)                                                                          4,000,000                4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--5.3%
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Hypo-und Vereinsbank AG (Grand Cayman)

   7.00%, 7/3/2000                                                                            2,000,000                2,000,000

HSBC Bank USA (London)

   6.75%, 7/3/2000                                                                            3,056,000                3,056,000

TOTAL TIME DEPOSITS

   (cost $5,056,000)                                                                                                   5,056,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $96,575,205)                                                                            100.8%               96,575,205

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.8%)                (727,156)

NET ASSETS                                                                                       100.0%               95,848,049

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  96,575,205  96,575,205

Interest receivable                                                     388,694

Prepaid expenses                                                          4,460

                                                                     96,968,359
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,437

Cash overdraft due to Custodian                                       1,061,092

Accrued expenses                                                         23,781

                                                                      1,120,310
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       95,848,049
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      95,863,695

Accumulated net realized gain (loss) on investments                     (15,646)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       95,848,049
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                     95,863,695

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,910,086

EXPENSES:

Investment advisory fee--Note 2(a)                                     235,565

Custodian fees                                                          15,302

Prospectus and shareholders' reports                                    15,179

Professional fees                                                        9,508

Trustees' fees and expenses--Note 2(b)                                   4,081

Shareholder servicing costs                                                660

Miscellaneous                                                            1,003

TOTAL EXPENSES                                                         281,298

INVESTMENT INCOME--NET                                               2,628,788
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (11,060)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,617,728

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000            Year Ended
                                               (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,628,788            4,799,639

Net realized gain (loss) on investments           (11,060)                (477)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,617,728            4,799,162
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,628,788)          (4,799,639)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                  51,751,244           89,884,808

Dividends reinvested                            2,628,788            4,799,639

Cost of shares redeemed                       (61,248,318)         (80,981,281)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,868,286)          13,703,166

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,879,346)          13,702,689
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           102,727,395           89,024,706

END OF PERIOD                                  95,848,049          102,727,395

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                            Six Months Ended
                                               June 30, 2000                                           Year Ended December 31,
                                       ---------------------------------------------------------------------------------------------
                                                 (Unaudited)      1999       1998          1997           1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00        1.00       1.00       1.00           1.00          1.00

Investment Operations:

Investment income--net                                .028        .047       .050       .050           .050          .055

Distributions:

Dividends from
   investment income--net                            (.028)      (.047)     (.050)     (.050)         (.050)        (.055)

Net asset value, end of period                        1.00        1.00       1.00       1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.64(a)     4.78       5.12       5.19           5.10          5.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .59(a)      .58        .56        .61            .62           .62

Ratio of net investment income
   to average net assets                              5.56(a)     4.69       5.01       5.08           4.96          5.51

Decrease reflected in
   above expense ratios due
   to undertakings by
   The Dreyfus Corporation                              --          --         --         --             --           .03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        95,848     102,727     89,025     64,628         56,186        45,249

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Money Market Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investment securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $719 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's investment advisor, subject to the seller' s agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to
comply    with    the    distribution
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

requirements of the Internal Revenue Code of 1986 as amended (the "Code"). To the extent that a net realized capital gain can be offset by a capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $4,650 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $850 of the carryover expires in fiscal 2004, $1,300 expires in fiscal 2005, $1,400 expires in fiscal 2006 and $1,100 expires in fiscal 2007.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $56 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

Notes

                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   117SA006




Dreyfus Variable

Investment Fund,

Quality Bond Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Quality Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Dominick DeAlto, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points
since   late   June   1999,   before   the   current  reporting  period  began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Quality Bond Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Dominick DeAlto, Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio produced a total return of 3.51% .(1) In comparison, the portfolio's new benchmark, the Lehman Brother' s Aggregate Bond Index, produced a total return of 3.99% for the same period.(2) The portfolio's former benchmark, the Merrill Lynch Domestic Master Index (Subindex D010), produced a total return of 4.19% for the same period as well.(3)

We attribute the portfolio's good absolute performance to our sector allocation and duration management strategies, which enabled us to avoid declines due to rising interest rates and other market forces.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income while attempting to preserve capital and maintain the portfolio' s liquidity. Accordingly, the portfolio invests at least 80% of its assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations and asset-backed securities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial bonds issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances as well as municipal obligations
and    zero    coupon    securities.

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attractive relative values. We strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

The portfolio was influenced by inflation fears, rising interest rates and unusual conditions in the U.S. Treasury securities marketplace. When The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the reporting period began on January 1, 2000, investors were relieved that Y2K concerns proved to be overblown. Yet they were becoming increasingly concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially with rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board (the "Fed" ) raised short-term interest rates three times during the reporting
period,    causing    most    bond    prices    to    fall.

Early in the reporting period, rising interest rates hurt higher yielding fixed-income securities, such as corporate bonds, which were the most affected of these types of securities. This was primarily due to investors worrying about the likelihood of higher than average default rates if Fed policies were to produce an economic slowdown. As a result, the portfolio's performance was hurt by weakness among its corporate bond holdings. After we subsequently sold some of our long-term corporate bonds and replaced them with short-term holdings in the first quarter, we recouped some of our losses in the corporate sector.

U.S. Treasury securities represented one of the few market sectors to provide attractive returns for the portfolio during the reporting period. This was due to the fact that the U.S. Treasury Department announced its intention to use a portion of the federal budget surplus to buy back higher yielding, long-term bonds. With a reduced supply of U.S. Treasury bonds and strong demand from domestic and foreign investors, the prices of 30-year U.S. Treasury bonds rose sharply. The portfolio benefited from this rally through its holdings of 30-year U.S. Treasury bonds before reducing that position in the second quarter.

What is the portfolio's current strategy?

We recently adopted a modestly defensive stance in anticipation of more potential interest-rate increases. Accordingly, after maintaining the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in the neutral range for most of the reporting period, we recently reduced our average duration to a position slightly shorter than that of our benchmark. This duration management strategy is designed to help us take advantage of the greater flexibility that a shorter duration can typically provide, potentially enabling us to capture higher yields more quickly as they became available. Of course, a shorter duration can result in underperformance during certain market conditions, as when rates decline.

From a sector allocation standpoint, we increased our holdings of long-term U.S. Treasury securities after taking profits in short-term securities during the second quarter of 2000. In the wake of negative comments in Congress and the U.S. Treasury Department, we reduced our exposure to U.S. agency securities that are indirect obligations of the federal government, such as those issued by the Federal National Home Mortgage Association ("Fannie Mae") and the Federal Home Loan Corporation (" Freddie Mac" ). Instead, we have focused new purchases on asset-backed securities, which offer good credit quality and competitive yields in the prevailing environment.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                        The Portfolio

STATEMENT OF INVESTMENTS


June 30, 2000 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--102.3%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & AVIATION--1.9%

Raytheon,

   Notes, 8.2%, 2006                                                                          2,500,000  (a)           2,541,643

ASSET-BACKED CTFS.--2.3%

Provident Auto Lease ABS Trust,

   Ser. 1999-1, Cl. A-2, 7.025%, 2012                                                           700,000  (a)             699,766

Residential Asset Securities,

   Ser. 1999-KS1, Cl. AI-8, 6.32%, 2030                                                       2,500,000                2,329,297

                                                                                                                       3,029,063

BANKING--1.4%

Capital One Bank,

   Sr. Notes,  6.15%,  2001                                                                   1,800,000                1,782,056

CHEMICALS--.7%

ICI Wilmington,

   Gtd. Notes,  7.05%,  2007                                                                  1,000,000                  950,097

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.1%

Resolution Trust,

   Ser. 1994-C2,  Cl. D,  8%,  2025                                                           1,442,729                1,437,081

ELECTRONICS--1.0%

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                               1,355,000  (a)           1,371,938

FINANCIAL SERVICES--7.9%

DLJ,

   Medium-Term Notes, .4%, 2000                                                               6,500,000  (a)           6,782,217

Ford Motor Credit,

   Notes, 7.375%, 2009                                                                        2,000,000                1,940,040

Morgan Stanley Dean Witter & Co.,

   Notes, 7.75%, 2005                                                                         1,634,000                1,644,181

                                                                                                                      10,366,438

FOOD RETAILING--2.2%

Fred Meyer,

   Gtd. Notes,  7.375%,  2005                                                                 3,000,000                2,928,561

FOREIGN--4.5%

Deutsche Telekom International Finance,

   Gtd. Notes, 8.25%, 2030                                                                    1,610,000                1,640,577

Pemex Finance,

  Ser. 2000-1, Cl. A-2,

   Notes, 7.8%, 2013 (Insured; MBIA)                                                            500,000  (a)             503,250

Petroleos Mexicanos, Ser. P,

   Sr. Notes, 9.5%, 2006                                                                      2,000,000  (b)           2,025,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

State of Qatar,

   Bonds, 9.75%, 2030                                                                         1,732,000  (a)           1,712,515

                                                                                                                       5,881,342

INDUSTRIAL--.4%

Eastman Kodak,

   Deb., 9.95%, 2018                                                                            400,000                  479,733

INSURANCE--4.5%

Everest Reinsurance Holdings,

   Sr. Notes, 8.5%, 2005                                                                      2,000,000                2,018,172

Hartford Financial Services Group,

   Sr. Notes, 7.9%, 2010                                                                      2,200,000                2,200,862

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                     1,729,000                1,700,665

                                                                                                                       5,919,699

OIL AND GAS--6.7%

K N Energy,

   Sr. Notes, 6.65%, 2005                                                                     2,800,000                2,680,166

Valero Energy,

   Notes, 8.75%, 2030                                                                         3,500,000                3,634,761

Yosemite Securities Trust I,

   Deb.,  8.25%, 2004                                                                         2,500,000  (a)           2,491,223

                                                                                                                       8,806,150

REAL ESTATE INVESTMENT TRUST--1.5%

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                    2,000,000                1,973,242

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.0%

Chase Mortgage Finance,

   REMIC, Ser. 1998-S3, Cl. B-3,  6.5%, 2013                                                    617,315  (a)             484,689

GE Capital Mortgage Services:

   REMIC, Ser. 1996-14, Cl. 2B-1, 7.25%, 2011                                                   689,064                  669,640

   REMIC, Ser. 1996-17, Cl. 2B-1, 7.25%, 2011                                                   658,302                  639,008

Norwest Asset Securities,

   Ser. 1998-13, Cl. B-5, 6.25%, 2028                                                           244,228  (a)             137,837

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B-3, 7%, 2027                                                              323,181                  310,341

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M-2, 6.5%, 2012                                                         1,029,928                  960,676

   Ser. 1997-S21, Cl. M-2, 6.5%, 2012                                                           594,259                  554,414

   Ser. 1998-NS1, Cl. B-1, 6.375%, 2009                                                         134,370  (a)             112,834

                                                                                                                       3,869,439

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS--2.2%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     3,000,000                2,815,167

RETAIL--4.7%

Lowe's,

   Notes, 8.25%, 2010                                                                         1,156,000                1,183,180

Saks,

   Gtd. Notes, 8.25%, 2008                                                                    3,000,000                2,662,692

Wal-Mart Stores,

   Sr. Notes, 6.55%, 2004                                                                     2,400,000                2,370,514

                                                                                                                       6,216,386

SPECIAL PURPOSE ENTITY--1.3%

Air 2 U.S., Ser. A,

   Enhanced Equipment Notes, 8.027%, 2019                                                     1,749,940  (a)           1,734,427

TELECOMMUNICATIONS--2.1%

Cable & Wireless Optus Finance,

   Gtd. Notes, 8%, 2010                                                                       2,700,000  (a)           2,676,275

TRANSPORTATION--1.5%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                   2,601,000                1,902,135

U. S. GOVERNMENTS--17.6%

U. S.  Treasury Bonds:

   6.25%, 5/15/2030                                                                           3,882,000                4,076,100

   8.125%, 8/15/2021                                                                          2,079,000                2,535,715

U. S. Treasury Inflation Protection Securities,

   3.875%, 4/15/2029                                                                          2,500,000  (c)           2,595,871

U. S. Treasury Notes:

   5.25%, 5/31/2001                                                                          10,000,000  (c)           9,893,700

   5.25%, 5/15/2004                                                                           1,100,000                1,061,500

   5.875%, 11/15/2004                                                                           436,000                  429,469

   6.5%, 2/28/2002                                                                            2,500,000                2,500,775

                                                                                                                      23,093,130

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--33.8%

Federal Home Loan Mortgage Corp.:

   8%                                                                                         4,500,000  (d)           4,526,685

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1916, Cl. PI, 7%, 12/15/2011

      (Interest Only Obligation)                                                              3,129,429  (e)             646,947


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   Deb., 6.88%, 2028                                                                          1,367,894                1,297,907

   7% 6/1/2029-9/1/2029                                                                       5,822,222                5,627,573

   7.5%                                                                                       5,685,000  (d)           5,603,250

   8%                                                                                        14,500,000  (d)          14,563,365

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

      (Interest Only Obligation)                                                              2,121,428  (e)             305,104

Government National Mortgage Association I:

   8%, 9/15/2008                                                                                466,861                  472,403

   Project Loans,

      6.9%, 11/15/2038                                                                        5,977,396                5,883,970

Government National Mortgage Association II:

   7%, 9/20/2028-7/20/2029                                                                      517,709                  502,097

   7.5%                                                                                       4,315,000  (d)           4,266,456

   8%                                                                                           530,000  (d)             532,977

                                                                                                                      44,228,734

TOTAL BONDS AND NOTES

   (cost $134,645,353)                                                                                               134,002,736
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-22.5%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--13.5%

BMW U.S. Capital,

   6.9%, 7/3/2000                                                                             6,300,000                6,297,585

Goldman Sachs Group,

   6.95%, 7/3/2000                                                                            6,300,000                6,297,567

UBS Finance,

   6.96%, 7/3/2000                                                                            5,150,000                5,148,009

                                                                                                                      17,743,161

TIME DEPOSIT--3.1%

Republic National Bank of New York (London),

   6.625%, 7/3/2000                                                                           4,000,000                4,000,000

U. S. GOVERNMENTS--1.2%

U. S. Treasury Bills,

   5.97%, 8/10/2000                                                                           1,600,000                1,590,576

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES--4.7%

Federal Home Loan Banks,

  Discount Notes,

   6.2%, 7/3/2000                                                                             6,213,000                6,210,860

TOTAL SHORT-TERM INVESTMENTS

   (cost $29,544,163)                                                                                                 29,544,597
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $164,189,516)                                                            124.8%              163,547,333

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (24.8%)             (32,483,127)

NET ASSETS                                                                                       100.0%              131,064,206

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
     THESE SECURITIES AMOUNTED $24,234,290 OR 18.5% OF NET ASSETS.

(B)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS' OPTION; THE STATED
     MATURITY IS 9/15/2027.

(C)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E)  REFLECTS NOTIONAL FACE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS:

Investments in securities--See Statement of
Investments                                           164,189,516   163,547,333

Receivable for investment securities sold                             1,290,551

Interest receivable                                                   1,280,992

Prepaid expenses                                                          9,299

                                                                    166,128,175
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            75,137

Cash overdraft due to Custodian                                       1,181,028

Payable for investment securities purchased                          33,777,726

Payable for shares of Beneficial Interest redeemed                        2,744

Accrued expenses                                                         27,334

                                                                     35,063,969
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,064,206
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     137,479,185

Accumulated undistributed investment income--net                        605,802

Accumulated net realized gain (loss) on investments                 (6,378,598)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             (642,183)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     131,064,206
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     11,922,309

NET ASSET VALUE, offering and redemption price per share ($)              10.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,361,593

EXPENSES:

Investment advisory fee--Note 3(a)                                     421,261

Professional fees                                                       11,722

Prospectus and shareholders' reports                                    11,193

Custodian fees--Note 3(a)                                                4,865

Trustees' fees and expenses--Note 3(b)                                   3,949

Shareholder servicing costs                                              1,525

Miscellaneous                                                            4,559

TOTAL EXPENSES                                                         459,074

INVESTMENT INCOME--NET                                               3,902,519
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (646,092)

Net unrealized appreciation (depreciation) on investments            1,207,844

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 561,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,464,271

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,902,519            7,308,325

Net realized gain (loss) on investments         (646,092)          (5,309,843)

Net unrealized appreciation (depreciation)
   on investments                              1,207,844           (1,588,849)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,464,271              409,633
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (3,299,415)           (7,305,627)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  14,223,361           39,622,759

Dividends reinvested                            3,299,415            7,305,627

Cost of shares redeemed                      (23,445,742)         (25,670,614)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,922,966)          21,257,772

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,758,110)          14,361,778
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           135,822,316          121,460,538

END OF PERIOD                                 131,064,206          135,822,316

Undistributed investment income--net              605,802                2,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,306,564            3,556,512

Shares issued for dividends reinvested            304,448              660,895

Shares redeemed                                (2,166,365)          (2,302,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (555,353)           1,914,948

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2000                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value,
   beginning of period                               10.89         11.50        11.73         11.50          11.81         10.53

Investment Operations:

Investment income--net                                 .33           .62          .67           .73            .66           .68

Net realized and unrealized gain
   (loss) on investments                               .05          (.61)        (.04)          .32           (.31)          1.42

Total from Investment Operations                       .38           .01          .63          1.05            .35           2.10

Distributions:

Dividends from investment
   income--net                                        (.28)         (.62)        (.68)         (.73)          (.66)          (.69)

Dividends from net realized gain
   on investments                                       --            --         (.18)         (.09)            --           (.13)

Total Distributions                                   (.28)         (.62)        (.86)         (.82)          (.66)          (.82)

Net asset value, end of period                       10.99         10.89        11.50         11.73          11.50          11.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      7.06(a)        .18         5.49          9.42           3.13          20.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .71(a)        .74          .73           .75            .79            .81

Ratio of interest expense
   to average net assets                                --  --        --           .02             --            --

Ratio of net investment income
   to average net assets                             6.01(a)        5.66          5.74         6.27            5.86          6.13

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --           --            --            --             --            .04

Portfolio Turnover Rate                            253.92(b)      521.51        244.95       374.76          258.36        263.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    131,064        135,822       121,461       88,292          60,936        37,447

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000 Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are
valued    at    the    mean    between    the

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On June 30, 2000, the Board of Trustees declared a cash dividend of $.055 per share from undistributed investment income-net, payable on July 3, 2000 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2000.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,587,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $90 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $4,865 pursuant to the custody agreement.

(b) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Each Board member who is not an " affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000 amounted to $344,282,311 and $353,742,092, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $642,183, consisting of $971,524 gross unrealized appreciation and $1,613,707 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Quality Bond Portfoli 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   120SA006




Dreyfus Variable

Investment Fund,

Small Cap Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                          Dreyfus Variable Investment Fund, Small Cap Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

While small-cap stock prices were ultimately little changed over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, both small- and large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Also  primarily  because  of  the  precipitous  drop in technology-stock prices,
small-capitalization   stocks   generally   outperformed   large-cap   stocks,
particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Small Cap Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Variable Investment Fund, Small Cap Portfolio produced a total return of 14.71%.(1) This compares with a total return of 3.04% for the portfolio's benchmark, the Russell 2000 Index, for the same period.(2)

We attribute the portfolio's strong performance to our success in identifying attractive individual investment opportunities among a wide range of sectors, industries and investment styles. The portfolio also succeeded by emphasizing investments in some of the market' s strongest sectors and de-emphasizing investments in some of the market's weakest sectors.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified portfolio of small- and mid-size companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings growth. We also consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers, each of whom makes buy-and-sell decisions within their respective areas of expertise.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Volatile market conditions prevailed during the first six months of 2000. Strong economic growth in the United States generated concerns about prospects for rising inflation, which prompted the Federal Reserve Board to raise short-term interest rates. In this environment of uncertainty, the stock market rose and fell rapidly, with both growth- and value-oriented stocks advancing and retreating at various times. Technology emerged as the strongest sector of the equities market, although prices of many of the most speculative technology stocks fell sharply in mid-March as investors emphasized financial stability and profitability. Energy stocks also climbed higher, boosted by rising prices for oil and natural gas. Many other sectors fared less well. In particular, consumer staples companies faced a highly competitive global environment that limited
their    ability    to    increase   prices   and   curtailed   profitability.

These conditions affected our allocation of the portfolio's assets. We added to our position in technology, a move that generally increased returns despite losses among a few of our software and Internet-related holdings. Our best performers in technology focused on optical networking companies helping to provide broadband access to the Internet, such as SDL; software companies, such as Rational Software, which provides development tools to the software industry; and semiconductor companies, such as Novellus Systems, that are meeting rapidly growing demand for semiconductor chips in a wide variety of applications.

We also held a larger percentage of stocks in the energy sector than the Russell 2000 Index, successfully capitalizing on rising commodity prices through investments in oilfield construction, exploration and production companies, such as Global Industries and Devon Energy. On the other hand, at the beginning of the period we limited the portfolio's exposure to utilities, a sector that often underperforms when energy prices rise. Although the utilities component of the Russell 2000 Index performed poorly, the telecommunications utilities in which we invested proved to be exceptionally strong performers.


The portfolio' s weakest performance came in the consumer staples sector, which suffered from rising interest rates and the competitive pressures we noted earlier. We also experienced poor performance from a few of our healthcare holdings, such as IDX Systems and Total Renal Care, both of which posted disappointing financial results during the period.

What is the portfolio's current strategy?

As of the end of the reporting period, we have reduced our exposure to most types of cyclicals, such as housing, autos, industrial commodities and machinery, in light of lower than expected employment and economic figures, which indicate that the rate of U.S. economic growth may be slowing. Conversely, we have initiated positions in cyclicals, which we anticipate may benefit from a
plateauing    in    energy    prices.

We have also trimmed our holdings in the technology and energy sectors, bringing the portfolio' s allocations in these sectors more in line with those of the benchmark. Instead, we have replaced those holdings with consumer and financial stocks, which have fallen to levels that we consider attractive. We have also added to healthcare where we feel we have identified opportunities in both value situations with improving fundamentals and companies with exciting growth prospects. We continue to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2000 Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC.-- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.5%

Dendrite International                                                                          600,000  (a)          19,987,500

Profit Recovery Group International                                                             600,001  (a)           9,975,017

Strategic Distribution                                                                          945,000  (a)           1,830,938

Valassis Communications                                                                         500,000  (a)          19,062,500

                                                                                                                      50,855,955

CONSUMER NON-DURABLES--.8%

Dial                                                                                          1,100,000               11,412,500

CONSUMER SERVICES--8.7%

Emmis Communications, Cl. A                                                                     490,000  (a)          20,273,750

Infinity Broadcasting, Cl. A                                                                    731,250  (a)          26,644,922

Mediacom Communications                                                                         700,000               10,762,500

Meredith                                                                                        632,500               21,346,875

Premier Parks                                                                                   650,000  (a)          14,787,500

SFX Entertainment, Cl. A                                                                        525,000  (a)          23,789,062

Sun International Hotels                                                                        495,000  (a)           9,900,000

                                                                                                                     127,504,609

ELECTRONIC TECHNOLOGY--18.8%

Conexant Systems                                                                                390,000  (a)          18,963,750

L-3 Communications Holdings                                                                     375,000  (a)          21,398,437

Lam Research                                                                                    820,000  (a)          30,750,000

Lattice Semiconductor                                                                           630,000  (a)          43,548,750

Newport News Shipbuilding                                                                       550,000               20,212,500

Novellus Systems                                                                                640,000  (a)          36,200,000

SDL                                                                                             210,000  (a)          59,889,375

Sanmina                                                                                         530,000  (a)          45,315,000

                                                                                                                     276,277,812

ENERGY MINERALS--3.0%

Devon Energy                                                                                    500,000               28,093,750

Ocean Energy                                                                                  1,141,000  (a)          16,187,937

                                                                                                                      44,281,687

FINANCE--9.1%

Bank United, Cl. A                                                                              460,000               16,186,250

CCB Financial                                                                                   225,000                8,325,000

Charter One Financial                                                                           715,005               16,445,115

Dime Bancorp                                                                                    525,000                8,268,750


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Everest Re Group                                                                                655,000               21,533,125

FBL Financial Group, Cl. A                                                                      650,000               10,237,500

First Virginia Banks                                                                            445,000               15,491,562

Gallagher (Arthur J.) & Co.                                                                     435,000               18,270,000

Protective Life                                                                                 700,000               18,637,500

                                                                                                                     133,394,802

HEALTH SERVICES--4.9%

Foundation Health Systems, Cl. A                                                              1,950,000  (a)          25,350,000

IDX Systems                                                                                     675,000  (a)           9,534,375

Oxford Health Plans                                                                             900,000  (a)          21,431,250

Quest Diagnostics                                                                               225,000  (a)          16,101,562

                                                                                                                      72,417,187

HEALTH TECHNOLOGY--4.8%

Alkermes                                                                                        400,000  (a)          18,850,000

Andrx                                                                                           513,000  (a)          32,791,922

Gilead Sciences                                                                                 260,000  (a)          18,492,500

                                                                                                                      70,134,422

INDUSTRIAL SERVICES--6.0%

Cooper Cameron                                                                                  400,000  (a)          26,400,000

Global Industries                                                                             1,535,000  (a)          28,973,125

Granite Construction                                                                            675,000               16,537,500

Petroleum Geo-Services, ADR                                                                     950,000  (a)          16,209,375

                                                                                                                      88,120,000

NON-ENERGY MINERALS--3.1%

Bethlehem Steel                                                                               2,000,000  (a)           7,125,000

Freeport-McMoRan Copper & Gold, Cl. B                                                           950,000  (a)           8,787,500

Martin Marietta Materials                                                                       300,000               12,131,250

Minerals Technologies                                                                           395,000               18,170,000

                                                                                                                      46,213,750

PROCESS INDUSTRIES--2.8%

Abitibi-Consolidated                                                                          1,425,000               13,359,375

Albany International, Cl. A                                                                     920,000  (a)          13,340,000

OM Group                                                                                        350,000               15,400,000

                                                                                                                      42,099,375

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--3.8%

Crane                                                                                           800,000               19,450,000

Harsco                                                                                          530,000               13,515,000

MagneTek                                                                                        750,000  (a)           6,000,000

Titan International                                                                           1,225,000  (b)           6,507,813

U.S. Can                                                                                        654,000  (a)          11,363,250

                                                                                                                      56,836,063

RETAIL TRADE--3.2%

Fastenal                                                                                        350,000               17,718,750

Tiffany & Co.                                                                                   440,000               29,700,000

                                                                                                                      47,418,750

TECHNOLOGY SERVICES--11.1%

Art Technology Group                                                                            365,000               36,842,188

Intuit                                                                                          485,000  (a)          20,066,875

National Data                                                                                   600,000               13,800,000

Proxicom                                                                                        445,000  (a)          21,304,375

Rational Software                                                                               435,000  (a)          40,427,813

VeriSign                                                                                        175,000  (a)          30,887,500

                                                                                                                     163,328,751

TRANSPORTATION--1.5%

Expeditors International of Washington                                                          474,000               22,515,000

UTILITIES--7.9%

IPALCO Enterprises                                                                              775,000               15,596,875

Metromedia Fiber Network, Cl. A                                                               1,400,000  (a)          55,562,500

Minnesota Power                                                                                 735,000               12,724,688

Montana Power                                                                                   500,000               17,656,250

National Fuel Gas                                                                               295,000               14,381,250

                                                                                                                     115,921,563

TOTAL COMMON STOCKS

   (cost $877,645,930)                                                                                             1,368,732,226


                                                                                              Principal
SHORT-TERM INVESTMENTS--7.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   5.61%, 7/13/2000                                                                          19,214,000               19,187,100

   5.72%, 8/3/2000                                                                            3,179,000                3,163,900

   5.93%, 8/17/2000                                                                          40,736,000               40,451,255

   5.58%, 8/31/2000                                                                           7,263,000                7,196,544

   5.71%, 9/7/2000                                                                            1,312,000                1,298,408

   5.82%, 9/14/2000                                                                          29,720,000               29,380,003

   5.65%, 10/5/2000                                                                           6,604,000                6,505,534

   5.69%, 10/12/2000                                                                          5,842,000                5,748,236

TOTAL SHORT-TERM INVESTMENTS

   (cost $112,863,175)                                                                                               112,930,980
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $990,509,105)                                                            100.7%            1,481,663,206

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.7%)             (10,474,075)

NET ASSETS                                                                                       100.0%            1,471,189,131

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $15,690,801)--SEE NOTE 1(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           990,509,105  1,481,663,206

Cash                                                                     48,476

Receivable for investment securities sold                             1,427,390

Dividends receivable                                                    932,995

Receivable for shares of Beneficial Interest subscribed                 343,411

Prepaid expenses                                                         40,253

                                                                   1,484,455,731
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           917,777

Payable for investment securities purchased                           9,247,045

Payable for shares of Beneficial Interest redeemed                    3,023,843

Accrued expenses                                                         77,935

                                                                     13,266,600
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,471,189,131
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     841,089,273

Accumulated undistributed investment income--net                        971,136

Accumulated net realized gain (loss) on investments                 137,974,621

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           491,154,101
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,471,189,131
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                  19,345,617

NET ASSET VALUE, offering and redemption price per share ($)             76.05

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $29,353 foreign taxes withheld at source):

   Unaffiliated issuers                                              3,697,954

   Affiliated issuers--Note 1(d)                                        81,513

Interest                                                             2,499,629

TOTAL INCOME                                                         6,279,096

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,105,887

Custodian fees--Note 3(a)                                               60,318

Prospectus and shareholders' reports                                    56,852

Trustees' fees and expenses--Note 3(b)                                  53,708

Professional fees                                                       17,852

Loan commitment fees--Note 2                                             4,508

Shareholder servicing costs                                              2,847

Miscellaneous                                                            7,406

TOTAL EXPENSES                                                       5,309,378

INVESTMENT INCOME--NET                                                 969,718
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Unaffiliated issuers                                            134,956,327

   Affiliated issuers--Note 1(d)                                    19,151,862

NET REALIZED GAIN (LOSS)                                           154,108,189

Net unrealized appreciation (depreciation) on investments:

   Unaffiliated issuers                                             65,407,485

   Affiliated issuers --Note 1(d)                                  (31,041,999)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS           34,365,486

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             188,473,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               189,443,393

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000         Year Ended
                                              (Unaudited)  December 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            969,718            877,984

Net realized gain (loss) on investments       154,108,189         72,618,485

Net unrealized appreciation (depreciation)
   on investments                              34,365,486        177,189,417

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  189,443,393        250,685,886
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (871,441)          (863,336)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 136,427,767        193,828,071

Dividends reinvested                              871,441            863,336

Cost of shares redeemed                      (150,379,753)      (395,620,128)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (13,080,545)      (200,928,721)

TOTAL INCREASE (DECREASE) IN NET ASSETS       175,491,407         48,893,829
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,295,697,724      1,246,803,895

END OF PERIOD                               1,471,189,131      1,295,697,724

Undistributed investment income--net              971,136            872,859
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,923,598          3,502,189

Shares issued for dividends reinvested             11,990             16,198

Shares redeemed                                (2,122,473)        (7,114,605)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (186,885)        (3,596,218)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                   Six Months Ended
                                        June 30, 2000  Year Ended December 31,
                                       -----------------------------------------
                                             (Unaudited)  1999     1998            1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            66.34         53.91     57.14         52.08        46.13       36.52

Investment Operations:

Investment income--net                              .05(a)        .04(a)    .04           .07          .10         .16

Net realized and unrealized
   gain (loss) on investments                      9.71         12.43     (2.21)         8.49         7.53       10.54

Total from Investment Operations                   9.76         12.47     (2.17)         8.56         7.63       10.70

Distributions:

Dividends from investment
   income--net                                     (.05)         (.04)     (.00)(b)      (.07)        (.10)       (.18)

Dividends from net realized
   gain on investments                               --            --     (1.06)        (3.43)       (1.51)       (.91)

Dividends in excess of
   net realized gain on investments                  --            --        --            --         (.07)         --

Total Distributions                                (.05)         (.04)    (1.06)        (3.50)       (1.68)       (1.09)

Net asset value, end of period                    76.05         66.34     53.91         57.14        52.08        46.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  14.71(c)      23.15     (3.44)        16.75        16.60        29.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .39(c)        .78       .77           .78          .79          .83

Ratio of net investment income
   to average net assets                            .07(c)        .07       .07           .12          .24          .54

Portfolio Turnover Rate                           21.32(c)      40.60     75.04         79.00        89.10        99.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                1,471,189     1,295,698  1,246,804     1,274,292     960,365      543,281

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $9,920 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Affiliated issuers: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 2000:


                                 Shares
                -----------------------------------------
                                  Beginning                                            End of          Dividend             Market
Name of Issuer                    of Period       Purchases          Sales             Period        Income ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Duff & Phelps
     Credit Rating*                 280,000             --         280,000                 --             8,400               --

Movado Group*                       700,000         54,500         754,500                 --            36,363               --

Titan International               1,295,000             --          70,000           1,225,000           36,750         6,507,813

     TOTAL                                                                                                                 81,513

* Not an affiliated issuer at June 30, 2000.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $3,588,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2006.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $150 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $60,318 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for
telephone    meetings.    These    fees
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(c) During the period ended June 30, 2000, the portfolio incurred total brokerage commissions of $702,666, of which $12,400 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000:

                                          Purchases ($)                Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                        273,895,340             335,303,599

Affiliated issuers                            1,018,469              30,112,619

   TOTAL                                    274,913,809             365,416,218

At June 30, 2000, accumulated net unrealized appreciation on investments was $491,154,101, consisting of $579,652,724 gross unrealized appreciation and $88,498,623 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



NOTES


                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Small Cap Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   121SA006



Dreyfus Variable

Investment Fund,

Small Company

Stock Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

While small-cap stock prices were ultimately little changed over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, both small- and large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Also  primarily  because  of  the  precipitous  drop in technology stock prices,
small-capitalization   stocks   generally   outperformed   large-cap   stocks,
particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Small Company
Stock    Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Variable Investment Fund, Small Company Stock Portfolio produced a total return of 5.17%.(1) This compares with a total return of 5.69% for the portfolio's benchmark, the Russell 2500 Index, during the same period.(2)

We attribute the portfolio' s performance to uncertainties regarding the sustainability of economic growth in the United States in the face of rising interest rates. These uncertainties created volatile market conditions in which rapid swings in investor sentiment drove stock prices sharply higher and lower at various times during the first six months of 2000. Stock prices of small- and mid-cap companies in which the portfolio invests generally ended the period at higher levels than at the start of 2000.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified selection of small- and mid-size domestic companies, including growth and value stocks. The stocks are chosen through a disciplined process that combines computer analysis with human judgment.

The computer model identifies and ranks stocks within an industry based on three broad concepts. The first is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines cash flow and debt level of a company.

Using the insights our analysts gained from their fundamental analysis, we select what we believe are the most attractive of the higher ranked securities in the model. Finally, we use portfolio construction tech
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

niques in an effort to manage sector and industry risks. By way of example only, if the Russell 2500 Index has a 10% weighting in a particular sector, typically about 10% of the portfolio's assets also would be invested in that sector.

What other factors influenced the portfolio's performance?

Strong economic growth in the U.S. forced the Federal Reserve Board to increase interest rates which raised concerns about prospects for rising inflation. In this environment of uncertainty, stock prices were very volatile.

From the beginning of the period until mid-March, market strength was primarily concentrated in technology and biotechnology companies that had little or no earnings. Our investment process values strong relative earnings growth. Although we missed the run-up in certain stocks at the beginning of the year, our disciplined approach also enabled us to avoid the sharp downturn that occurred in mid-March, when investors became concerned about the sky-high valuations in technology and biotech. At that time, market strength shifted to stocks that had lagged, typically "old economy" companies unrelated to the Internet. Our relative performance for the balance of the reporting period improved significantly, rising to nearly the same level as the Russell 2500 Index.

The portfolio' s best-performing stock during the period, Calpine, typifies our strategy: the company has been profitable and has been a leader in its market niche. As an independent power company, it has benefited from the shortage of electric power supply nationwide. BJ Services, a portfolio holding that has capitalized on higher oil and natural gas prices, has benefited from an increase in drilling activity.

Some of our technology holdings had a positive impact on performance. Checkpoint Software Technologies, which helps global corporations maintain Internet security, was one of the portfolio's top performers. The portfolio's single most disappointing holding was the technology com pany, Legato Systems. This was due to the fact that the 1999 financial results of the company were restated because of inflated sales figures. In addition, recent order trends were below analysts' estimates.

What is the portfolio's current strategy?

As of the end of the reporting period, we continued to focus on companies that we believe have strong earnings growth potential and are selling at what we believe are reasonable valuation levels. These included companies serving the fast-growing biotechnology industry. For example, one holding in the portfolio is Waters, a company that provides equipment to drug development and genomics research companies. We also owned stock in companies that offer exposure to the Internet, but generally look to avoid those with low earnings and high valuations. We continue to adhere to our disciplined investment process and strive to outperform the Russell 2500 Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.1%                                                                             Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.6%

Canandaigua Brands, Cl. A                                                                         2,300  (a)             116,006

RJ Reynolds Tobacco Holdings                                                                      3,400                   94,988

                                                                                                                         210,994

CONSUMER CYCLICAL--8.4%

Applied Power, Cl. A                                                                              4,400                  147,400

Bed Bath & Beyond                                                                                 5,400  (a)             195,750

BJ's Wholesale Club                                                                               5,630  (a)             185,790

Borg-Warner Automotive                                                                            4,150                  145,769

Brinker International                                                                             4,800  (a)             140,400

Chico's FAS                                                                                       4,100  (a)              82,000

Continental Airlines, Cl. B                                                                       4,200  (a)             197,400

Darden Restaurants                                                                                6,800                  110,500

Dollar Tree Stores                                                                                5,400  (a)             213,638

Ethan Allen Interiors                                                                             6,300                  151,200

Family Dollar Stores                                                                              9,400                  183,888

Liz Claiborne                                                                                     3,900                  137,475

Michaels Stores                                                                                   4,000  (a)             183,250

Miller (Herman)                                                                                   4,700                  121,613

Polaroid                                                                                          4,100                  74,056

Ross Stores                                                                                       8,500                  145,031

Ryan's Family Steak House                                                                        16,650  (a)             140,484

Tower Automotive                                                                                  8,400  (a)             105,000

Zale                                                                                              4,170  (a)             152,205

                                                                                                                       2,812,849

CONSUMER STAPLES--2.4%

Dial                                                                                              8,500                  88,188

Energizer Holdings                                                                                7,600                  138,700

Pepsi Bottling Group                                                                              6,900                  201,394

SUPERVALU                                                                                         9,469                  180,503

Suiza Foods                                                                                       3,917  (a)             191,443

                                                                                                                         800,228

ENERGY--9.2%

BJ Services                                                                                       8,900  (a)             556,250

Devon Energy                                                                                      4,800                  269,700

Kerr-McGee                                                                                        3,390                  199,798

KeySpan                                                                                           6,200                  190,650

Kinder Morgan                                                                                     9,875                  341,305


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

MCN Energy Group                                                                                  8,600                  183,825

Nabors Industries                                                                                 6,700  (a)             278,469

Newfield Exploration                                                                              5,400  (a)             211,275

Noble Drilling                                                                                    7,100  (a)             292,431

Smith International                                                                               4,300  (a)             313,094

Ultramar Diamond Shamrock                                                                         6,800                  168,725

USX-U.S. Steel Group                                                                              5,200                   96,525

                                                                                                                       3,102,047

HEALTH CARE--12.4%

AmeriSource Health, Cl. A                                                                        10,980  (a)             340,380

Bard (C.R.)                                                                                       4,100                  197,313

Chiron                                                                                            2,500  (a)             118,750

Edwards Lifesciences                                                                              9,300  (a)             172,050

Forest Laboratories                                                                               3,000  (a)             303,000

Genzyme                                                                                           5,100  (a)             303,131

Health Management Associates, Cl. A                                                              11,489  (a)             150,075

IDEXX Laboratories                                                                                7,200  (a)             164,700

Lincare Holdings                                                                                  6,300  (a)             155,138

MedImmune                                                                                         3,200  (a)             236,800

Millennium Pharmaceuticals                                                                        3,200  (a)             358,000

Minimed                                                                                           2,700  (a)             318,600

Orthodontic Centers of America                                                                   12,700  (a)             287,338

Regeneron Pharmaceuticals                                                                         3,500  (a)             104,344

St. Jude Medical                                                                                  4,600  (a)             211,025

Waters                                                                                            3,300  (a)             411,881

Watson Pharmaceuticals                                                                            6,300  (a)             338,625

                                                                                                                       4,171,150

INTEREST SENSITIVE--12.2%

Allmerica Financial                                                                               1,900                   99,513

Ambac Financial Group                                                                             4,800                  263,100

Bank United, Cl. A                                                                                5,100                  179,456

Banknorth Group                                                                                  11,600                  177,625

Block (H&R)                                                                                       4,690                  151,839

Charter One Financial                                                                             9,300                  213,900

City National                                                                                     8,200                  284,950

Edwards (A.G.)                                                                                    6,110                  238,290

Gallagher (Arthur J.)                                                                             6,100                  256,200

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

GreenPoint Financial                                                                              3,800                   71,250

Hibernia, Cl. A                                                                                  12,600                  137,025

Investment Technology Group                                                                       4,131  (a)             163,175

M&T Bank                                                                                            539                  242,550

Mercantile Bankshares                                                                             7,200                  214,650

Metris                                                                                            6,900                  173,363

Mutual Risk Management                                                                            7,666                  132,718

Old Kent Financial                                                                                4,914                  131,450

People's Bank                                                                                     5,200                   95,550

Protective Life                                                                                   6,000                  159,750

Radian Group                                                                                      6,066                  313,916

TCF Financial                                                                                     7,700                  197,794

Waddell & Reed Financial, Cl. A                                                                   6,150                  201,797

                                                                                                                       4,099,861

INTERNET--2.1%

GlobeSpan                                                                                         2,900  (a)             354,027

Macromedia                                                                                        2,000  (a)             193,375

SonicWALL                                                                                         1,800                  158,513

                                                                                                                         705,915

PRODUCER GOODS & SERVICES--8.0%

American Power Conversion                                                                         6,400  (a)             261,200

American Standard                                                                                 4,700  (a)             192,700

AptarGroup                                                                                        5,600                  151,200

Bowater                                                                                           1,600                   70,600

CNF Transportation                                                                                5,900                  134,225

CSX                                                                                               8,500                  180,094

Cabot                                                                                             7,500                  204,375

Caraustar Industries                                                                              3,950                   59,744

Crompton                                                                                          8,300                  101,675

Cytec Industries                                                                                  5,850  (a)             144,422

Martin Marietta Materials                                                                         2,800                  113,225

Mead                                                                                              2,400                   60,600

Pentair                                                                                           4,400                  156,200

Placer Dome                                                                                       6,510                   62,252

Quanta Services                                                                                   4,200  (a)             231,000

Southdown                                                                                         2,976                  171,864

Sybron International                                                                              5,400  (a)             106,988


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Temple-Inland                                                                                     2,100                   88,200

Terex                                                                                             7,500  (a)             105,938

Timken                                                                                            4,300                   80,088

                                                                                                                       2,676,590

SERVICES--10.8%

American Management Systems                                                                       6,500  (a)             213,383

Avis Rent A Car                                                                                   6,000  (a)             112,500

Convergys                                                                                         6,600  (a)             342,375

DST Systems                                                                                       2,900  (a)             220,763

Fiserv                                                                                            4,800  (a)             207,600

Hispanic Broadcasting                                                                             6,800                  225,250

Houghton Mifflin                                                                                  2,200                  102,713

Mail-Well                                                                                        13,600  (a)             117,300

MarchFirst                                                                                        5,841  (a)             106,598

Powertel                                                                                          1,700  (a)             120,594

Republic Services                                                                                12,400  (a)             198,400

Robert Half International                                                                         9,400  (a)             267,900

SFX Entertainment                                                                                 2,500  (a)             113,281

SunGuard Data Systems                                                                             8,000  (a)             248,000

Telephone & Data Systems                                                                          2,200                  220,550

U.S. Interactive                                                                                  8,000                  103,500

Univision Communications, Cl. A                                                                   3,200                  331,200

Western Wireless, Cl. A                                                                           3,500  (a)             190,750

Westwood One                                                                                      5,200  (a)             177,450

                                                                                                                       3,620,107

TECHNOLOGY--22.6%

Allaire                                                                                           3,600                  132,300

American Tower, Cl. A                                                                             6,280  (a)             261,798

Brocade Communications Systems                                                                    1,300  (a)             238,530

CheckFree Holdings                                                                                4,700  (a)             242,344

Cognex                                                                                            3,050  (a)             157,838

Dallas Semiconductor                                                                              8,600                  350,450

Entrust Technologies                                                                              4,300                  355,825

Flextronics International                                                                         1,800  (a)             123,638

Harmonic                                                                                          1,900  (a)              47,025

Intergrated Device Technology                                                                     3,800  (a)             227,525

Kopin                                                                                             4,200                  290,850

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Lattice Semiconductor                                                                             3,200  (a)             221,200

Micrel                                                                                            5,000  (a)             217,188

Microchip Technology                                                                              5,500                  320,461

Network Appliance                                                                                 2,300  (a)             185,150

New Era of Networks                                                                               4,000  (a)             170,000

PMC-Sierra                                                                                        1,502  (a)             266,887

Plantronics                                                                                       2,100  (a)             242,550

Powerwave Technologies                                                                            6,000  (a)             264,000

RF Micro Devices                                                                                  3,100  (a)             271,638

Rational Software                                                                                 3,100  (a)             288,106

SCI Systems                                                                                       8,300  (a)             325,256

Safeguard Scientific                                                                              4,400                  141,075

Sawtek                                                                                            3,600                  207,225

Scientific-Atlanta                                                                                4,700                  350,150

Semtech                                                                                           4,000  (a)             305,938

TranSwitch                                                                                        2,800  (a)             216,125

Triquint Semiconductor                                                                            2,800                  267,925

Vignette                                                                                          9,900                  514,964

Vishay Intertechnology                                                                            5,700  (a)             216,244

Zebra Technologies, Cl. A                                                                         4,200  (a)             186,113

                                                                                                                       7,606,318

UTILITIES--8.4%

Allegheny Energy                                                                                  6,600                  180,675

Ameren                                                                                            5,700                  192,375

BroadWing                                                                                         9,800  (a)             254,188

Calpine                                                                                          16,400  (a)           1,078,300

DQE                                                                                               6,150                  242,925

Dynegy, Cl. A                                                                                     6,100                  416,706

Montana Power                                                                                     7,400                  261,313

TECO Energy                                                                                       9,600                  192,600

                                                                                                                       2,819,082

TOTAL COMMON STOCKS

   (cost $27,510,681)                                                                                                 32,625,141


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, 6.58%, dated

  6/30/2000, due 7/3/2000 in the amount

  of $940,515 (fully collateralized by

  $980,000 Federal Home Loan Mortgage

  Notes, 6.625%, 9/15/2009, value $962,624)

   (cost $940,000)                                                                              940,000                  940,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,450,681)                                                              99.9%               33,565,141

CASH AND RECEIVABLES (NET)                                                                          .1%                   31,618

NET ASSETS                                                                                       100.0%               33,596,759

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              28,450,681  33,565,141

Cash                                                                    10,312

Receivable for investment securities sold                               51,346

Dividends and interest receivable                                       16,020

Prepaid expenses                                                         1,969

                                                                    33,644,788
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           26,163

Accrued expenses                                                        21,866

                                                                        48,029
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      33,596,759
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,152,885

Accumulated undistributed investment income--net                         33,367

Accumulated net realized gain (loss) on investments                    (703,953)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             5,114,460
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       33,596,759
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)
                                                                      1,917,540

NET ASSET VALUE, offering and redemption price per share ($)              17.52

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $48 foreign taxes withheld at source)           141,318

Interest                                                                24,244

TOTAL INCOME                                                           165,562

EXPENSES:

Investment advisory fee--Note 3(a)                                     124,653

Auditing fees                                                           14,734

Prospectus and shareholders' reports                                     9,722

Custodian fees--Note 3(a)                                                2,043

Legal fees                                                               1,981

Shareholder servicing costs                                              1,643

Trustees' fees and expenses--Note 3(b)                                   1,348

Loan commitment fees--Note 2                                               118

Miscellaneous                                                              619

TOTAL EXPENSES                                                         156,861

INVESTMENT INCOME--NET                                                   8,701
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,251,778

Net unrealized appreciation (depreciation) on investments             (690,186)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,561,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,570,293

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000         Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              8,701             76,166

Net realized gain (loss) on investments         2,251,778           (669,406)

Net unrealized appreciation (depreciation)
   on investments                                (690,186)         3,578,103

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,570,293          2,984,863
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (63,374)               --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,258,185          5,589,886

Dividends reinvested                               63,374                --

Cost of shares redeemed                        (4,761,611)       (10,901,459)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (440,052)        (5,311,573)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,066,867         (2,326,710)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            32,529,892         34,856,602

END OF PERIOD                                  33,596,759         32,529,892

Undistributed investment income--net               33,367             88,040
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       236,293            373,385

Shares issued for dividends reinvested              3,515                 --

Shares redeemed                                  (271,520)          (734,730)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (31,712)          (361,345)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                               Six Months Ended
                                                                  June 30, 2000              Year Ended December 31,
                                                                                           ------------------------------
                                                                     (Unaudited)      1999       1998      1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    16.69        15.09      16.13      13.52        12.50

Investment Operations:

Investment income--net                                                    .00(b,c)     .04(b)     .04        .05          .05

Net realized and unrealized
   gain (loss) on investments                                             .86         1.56       (.99)      2.89         1.03

Total from Investment Operations                                          .86         1.60       (.95)      2.94         1.08

Distributions:

Dividends from investment income--net                                    (.03)         --        (.04)      (.04)        (.05)

Dividends from net realized
   gain on investments                                                     --          --        (.05)      (.29)        (.01)

Total Distributions                                                      (.03)         --        (.09)      (.33)        (.06)

Net asset value, end of period                                          17.52       16.69       15.09      16.13        13.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         5.17(d)    10.60       (5.97)     21.77         8.73(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .47(d)      .97         .98       1.12          .75(d)

Ratio of net investment income
   to average net assets                                                  .03(d)      .24         .26        .53          .39(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                 --          --          --         --          .19(d)

Portfolio Turnover Rate                                                 52.28(d)    47.01       45.09      34.48        35.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  33,597      32,530      34,857     28,154        8,148

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
(COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    market.    Securities    not    listed    on    an
exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,058 during the period ended June 30, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $2,792,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $1,456,000 of the carryover expires in fiscal 2006 and $1,336,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $62 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $2,043 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $16,984,465 and $17,799,960, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$5,114,460,   consisting   of   $8,043,098  gross  unrealized  appreciation  and
$2,928,638 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   151SA006





Dreyfus Variable

Investment Fund,

Special Value Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund, Special Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Timothy M. Ghriskey.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Although the market experienced a precipitous drop in technology stock prices, growth-oriented stocks generally outperformed value stocks during the reporting period. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Special Value Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio's total return was -4.05% .(1) The Russell 1000 Value Index (the "Index" ), the portfolio's benchmark, produced a total return of -4.23%.(2)

We attribute the portfolio's performance to a volatile investment environment that generally favored growth-oriented stocks over value-oriented stocks. Although growth and value stocks each showed strength and weakness at various times, growth stocks generally outperformed value stocks during the reporting period. As a result, prices for the types of well-established, value-oriented companies in which the portfolio invests generally ended the period lower.

What is the portfolio's investment approach?

The portfolio invests in a diversified group of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts examine the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The market' s high level of volatility created challenging conditions for the portfolio. During January and February 2000, the portfolio was hurt by the market's narrow emphasis on growth-oriented technology stocks, many of which had little or no earnings. Because our management discipline emphasizes value-conscious investing, the portfolio's results suffered in this environment. Beginning in mid-March, rising interest rates prompted investors to display renewed interest in company fundamentals, creating a more positive environment for the portfolio. Value stocks, which stood at historically unprecedented low levels compared to growth stocks, began to perform more strongly. In fact, value-oriented stocks generally outperformed growth-oriented stocks from mid-March through late May. In June, however, the trend favoring growth reasserted itself, and value underperformed through the remainder of the period

Although the portfolio's overall performance closely matched that of the Index, we outperformed in some sectors and underperformed in others. Our best results relative to the Index came in the utilities and consumer cyclicals sectors. Among utilities, we achieved strong returns from investments in companies such as Coastal and Dynegy that capitalized on rising oil and gas prices. The portfolio also benefited from our decision to allocate a relatively small percentage of assets to the weak-performing consumer cyclicals sector, which was hurt by slowing sales among retailers. Our most disappointing results relative to the Index came in the energy and financial sectors. Performance suffered as a result of our relatively small allocation of assets to the energy service industry within the energy sector, which benefited from rising oil and gas prices. Our financial services holdings performed weakly for several reasons. Insurers, such as John Hancock and American General, were hurt by a sharply competitive environment that limited pricing flexibility. Banks, such as FleetBoston Financial and First Union, fell in response to disappointing earnings and a variety of company-specific problems.


What is the portfolio's current strategy?

As of the end of the period, we have emphasized investments in technology and health care relative to the Index, two of the market's strongest performing sectors of late. We have de-emphasized stocks in the consumer cyclicals and consumer staples areas, both of which have suffered recently from competitive pressures and disappointing earnings.

We believe that value-oriented stocks remain near all-time lows compared to growth-oriented stocks. While it is impossible to predict if or when the gap between value and growth will narrow, such disparities have closed in the past when the relationships between various types of stocks have returned to their historical norms. Furthermore, such shifts tend to happen rapidly and with little warning, as occurred during the recent period. We will continue to adhere to our disciplined investment strategy in seeking to outperform the Russell 1000 Value Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--97.8%                                    Shares         Value ($)
--------------------------------------------------------------------------------

AUTO RELATED--.0%

Visteon                                                  1,532  (a)      18,574

BANKING--17.8%

Bank of America                                         24,700        1,062,100

Bank of New York                                        18,600          864,900

Bank One                                                 8,200          217,813

Chase Manhattan                                         13,350          614,934

Citigroup                                               38,600        2,325,650

First Union                                             29,700          736,930

FleetBoston Financial                                   27,400          931,600

Morgan (J.P.)                                            7,600          836,950

Wells Fargo                                             25,000          968,750

                                                                      8,559,627

CONSUMER DURABLES--1.7%

Ford Motor                                              11,700          503,100

General Motors                                           5,313          308,486

                                                                        811,586

CONSUMER NON--DURABLES--4.1%

Nabisco Holdings                                        17,800          461,687

PepsiCo                                                 13,200          586,575

Philip Morris Cos.                                      34,600          919,062

                                                                      1,967,324

CONSUMER SERVICES--4.0%

Cendant                                                 12,600  (a)     176,400

Disney (Walt)                                           29,300        1,137,206

Viacom, Cl. B                                            8,700  (a)     593,231

                                                                      1,906,837

ELECTRONIC TECHNOLOGY--7.3%

Agilent Technologies                                       762  (a)      56,198

Apple Computer                                           3,000  (a)     157,125

Boeing                                                   7,800          326,137

Compaq Computer                                         17,800          455,013

Hewlett-Packard                                          2,000          249,750

International Business Machines                          8,700          953,193

Micron Technology                                        5,200  (a)     457,925

Motorola                                                13,500          392,343


COMMON STOCKS (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Unisys                                                  15,300  (a)     222,806

Xircom                                                   5,600  (a)     266,000

                                                                      3,536,490

ENERGY MINERALS--9.8%

BP Amoco, ADS                                            9,440          533,950

Burlington Resources                                     9,100          348,075

Chevron                                                  2,200          186,587

Conoco, Cl. B                                            6,100          149,831

Exxon Mobil                                             34,748        2,727,718

Santa Fe International                                  13,400          468,163

Texaco                                                   5,500          292,875

                                                                      4,707,199

FINANCE--12.1%

American Express                                         9,300          484,763

American General                                         2,700          164,700

American International Group                            11,700        1,374,750

Associates First Capital, Cl. A                         37,900          845,643

Federal Home Loan Mortgage                               6,800          275,400

Federal National Mortgage Association                    5,400          281,813

Goldman Sachs Group                                      2,900          275,138

Lincoln National                                         6,700          242,038

Merrill Lynch                                            5,700          655,500

Morgan Stanley Dean Witter & Co.                        11,300          940,725

XL Capital, Cl. A                                        5,100          276,038

                                                                      5,816,508

HEALTH SERVICES--1.8%

HCA Healthcare                                          28,900          877,838

HEALTH TECHNOLOGY--6.6%

American Home Products                                  13,700          804,875

Pharmacia                                                5,983          309,246

Schering-Plough                                         13,700          691,850

Teva Pharmaceutical Industries, ADR                      9,400          521,113

Watson Pharmaceuticals                                  16,100  (a)     865,375

                                                                      3,192,459

                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES--1.0%

Cooper Cameron                                           7,500  (a)     495,000

NON--ENERGY MINERALS--1.0%

Alcoa                                                   16,400          475,600

PROCESS INDUSTRIES--4.0%

Dow Chemical                                             7,200          217,350

duPont (E.I.) deNemours                                  8,600          376,250

Eastman Chemical                                        15,500          740,125

International Paper                                      4,000          119,250

Union Carbide                                            9,500          470,250

                                                                      1,923,225

PRODUCER MANUFACTURING--3.5%

Caterpillar                                              3,900          132,113

Emerson Electric                                         8,600          519,225

Honeywell International                                  5,262          177,264

Minnesota Mining & Manufacturing                         3,900          321,750

Tyco International                                      11,600          549,550

                                                                      1,699,902

TECHNOLOGY SERVICES--1.0%

Computer Associates International                        7,300          373,669

Electronic Data Systems                                  2,400           99,000

                                                                        472,669

UTILITIES--22.1%

AES                                                      9,200  (a)     419,750

AT&T                                                    36,470        1,153,364

AT&T--Liberty Media Group, Cl. A                        32,000          776,000

Bell Atlantic                                            4,100          208,331

BellSouth                                               18,600          792,825

Coastal                                                 10,900          663,538

Duke Energy                                              4,000          225,500

Dynegy, Cl. A                                           17,000        1,161,313

Enron                                                    7,400          477,300


COMMON STOCKS (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

GTE                                                     19,000        1,182,750

SBC Communications                                      28,658        1,239,458

Sprint (FON Group)                                       6,800          346,800

Sprint (PCS Group)                                       6,600  (a)     392,700

U S WEST                                                14,300        1,226,225

Worldcom                                                 7,500  (a)     344,063

                                                                     10,609,917

TOTAL COMMON STOCKS

   (cost $43,492,911)                                                47,070,755
--------------------------------------------------------------------------------

                                                      Principal

SHORT-TERM INVESTMENTS--2.0%                         Amount ($)        Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.75%, 9/7/2000                                        9,000           8,907

   5.68%, 10/5/2000                                     937,000         923,029

   5.69%, 10/12/2000                                     20,000          19,679

   (cost $951,389)                                                      951,615
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $44,444,300)                      99.8%      48,022,370

CASH AND RECEIVABLES (NET)                                  .2%         109,253

NET ASSETS                                               100.0%      48,131,623

A   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  44,444,300  48,022,370

Cash                                                                     58,332

Dividends receivable                                                    237,042

Receivable for investment securities sold                                87,947

Prepaid expenses                                                             48

                                                                     48,405,739
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,608

Payable for investment securities purchased                             207,353

Accrued expenses                                                         31,155

                                                                        274,116
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,131,623
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,461,282

Accumulated undistributed investment income--net                        378,841

Accumulated net realized gain (loss) on investments                   1,713,430

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             3,578,070
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,131,623
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                      3,444,025

NET ASSET VALUE, offering and redemption price per share ($)              13.98

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,498 foreign taxes withheld at source)        592,907

Interest                                                                17,925

TOTAL INCOME                                                           610,832

EXPENSES:

Investment advisory fee--Note 3(a)                                     193,162

Prospectus and shareholders' reports                                    16,176

Auditing fees                                                           14,209

Custodian fees                                                           5,961

Trustees' fees and expenses--Note 3(b)                                   2,460

Shareholder servicing costs--Note 3(a)                                     157

Legal fees                                                                  56

Miscellaneous                                                              558

TOTAL EXPENSES                                                         232,739

INVESTMENT INCOME--NET                                                 378,093
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,904,468

Net unrealized appreciation (depreciation) on investments           (4,539,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,634,553)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,256,460)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000         Year Ended

                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            378,093            425,095

Net realized gain (loss) on investments         1,904,468          3,789,504

Net unrealized appreciation
   (depreciation) on investments               (4,539,021)            (4,898)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,256,460)         4,209,701
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (53,426)          (370,921)

Net realized gain on investments                 (199,456)        (4,725,193)

TOTAL DIVIDENDS                                  (252,882)        (5,096,114)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     786,108          4,712,401

Dividends reinvested                              252,882          5,096,114

Cost of shares redeemed                        (7,497,032)       (15,087,532)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,458,042)        (5,279,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,967,384)        (6,165,430)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            57,099,007         63,264,437

END OF PERIOD                                  48,131,623         57,099,007

Undistributed investment income--net              378,841             54,174
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        54,556            311,362

Shares issued for dividends reinvested             17,144            350,784

Shares redeemed                                  (527,209)          (999,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (455,509)          (337,319)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

--------------------------------------------------------------------------------

                                          Six Months Ended
                                             June 30, 2000                     Year Ended December 31,
                                                                        -----------------------------------------

                                                (Unaudited)      1999       1998        1997         1996          1995
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.64      14.93      12.99       10.60        11.70         12.37

Investment Operations:

Investment income--net                                 .10(a)     .11(a)     .10         .06          .63           .51

Net realized and unrealized
   gain (loss) on investments                         (.68)       .95       1.94        2.40        (1.05)         (.54)

Total from Investment Operations                      (.58)      1.06       2.04        2.46         (.42)         (.03)

Distributions:

Dividends from investment
   income--net                                        (.02)      (.10)      (.10)       (.01)        (.56)         (.64)

Dividends in excess of
   investment income--net                               --         --         --        (.00)        (.06)           --

Dividends from net realized
   gain on investments                                (.06)     (1.25)        --        (.06)          --            --

Paid-in capital                                         --         --         --          --         (.06)           --

Total Distributions                                   (.08)     (1.35)      (.10)       (.07)        (.68)         (.64)

Net asset value, end of period                       13.98      14.64      14.93       12.99        10.60         11.70
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (4.05)(c)   7.27      15.69       23.14        (3.62)         (.26)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .45(c)     .86        .83         .99          .93           .94

Ratio of dividends on securities
   sold short to average net assets                     --         --         --         .02           --            --

Ratio of net investment
   income to average net assets                        .73(c)     .70        .67         .38         4.12          3.56

Portfolio Turnover Rate                              63.35(c)  171.41     252.24      188.57       124.19         53.88
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      48,132     57,099     63,264      52,981       21,101        25,272

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the portfolio may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended June 30, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $44 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject    to

the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(c) During the period ended June 30, 2000, the portfolio incurred total brokerage commissions of $68,423, of which $2,255 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $32,414,916 and $40,262,141, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$3,578,070,   consisting   of   $7,227,490  gross  unrealized  appreciation  and
$3,649,420 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   118SA006

Dreyfus Variable

Investment Fund,

Zero Coupon 2000 Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             7   Statement of Financial Futures

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                     Zero Coupon 2000 Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points
since   late   June   1999,   before   the   current  reporting  period  began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Gerald Thunelius, Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio produced a total return of 2.65%.(1) In comparison, the portfolio's benchmark, the Merrill Lynch U.S. Treasury Coupon 1-Year Strips Index, produced a 3.44% total return for the same period.(2)

We attribute the portfolio' s underperformance of the index to our duration management strategy, which caused us to reduce the portfolio's sensitivity to rising interest rates just prior to the beginning of the reporting period. This strategy was implemented in view of the slated liquidation of the portfolio on December 31, 2000.

What is the portfolio's investment strategy?

The portfolio seeks to maximize current income while attempting to preserve capital. To pursue this goal, the portfolio invests primarily in debt obligations issued by the U.S. Government and its agencies and instrumentalities that have been stripped of their unmatured interest coupons, and interest coupons that have been stripped from these debt obligations. Simply put, "stripped securities" are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity. They trade at a substantial discount from their face amount, which varies depending on the time of maturity, prevailing interest rates and the perceived credit quality of the issuer

At least 65% of the portfolio' s assets will be invested in zero coupon securities that mature on or about December 31, 2000. On that date, the portfolio will be liquidated. Prior to December 31, 2000, shareholders will be notified of the impending liquidation of the portfolio and will be given the opportunity to exchange their investment for another portfolio in Dreyfus
Variable    Investment    Fund.    If    the    portfo    The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

lio has not received instructions from its shareholders before the liquidation date, their investment will automatically be invested in Dreyfus Variable Investment Fund, Money Market Portfolio.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by the approach of its liquidation date of December 31, 2000. As the end of the portfolio's investment life nears, its average duration has naturally contracted. This generally helped performance in a rising interest-rate environment.

In addition, the portfolio's performance was affected by inflation fears, rising interest rates and unusual conditions in the U.S. Treasury securities marketplace. When the reporting period began on January 1, 2000, investors were relieved that Y2K concerns proved to be overblown. Yet they were becoming increasingly concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the
reporting    period,    causing    most    bond    prices    to    fall.

U.S. Treasury securities provided particularly attractive returns during the reporting period. This was due to the U.S. Treasury Department announcing its intention to use a portion of the federal budget surplus to buy back higher yielding, long-term bonds. With a reduced supply of U.S. Treasury bonds and strong demand from domestic and foreign investors, the prices of U.S. Treasury securities rose. The fund benefited from this rally through its holdings of U.S.
Treasury    securities.

What is the portfolio's current strategy?

We have begun to prepare for the portfolio's slated liquidation on December 31, 2000. Accordingly, we have virtually eliminated the portfolio's holdings of non-government securities, including corporate bonds. Instead, we have focused on U.S. Treasury and agency securities, which we expect to be easier to sell or redeem for cash when the time comes.


As the liquidation date approaches, we plan to continue reducing the portfolio's average duration. If interest rates continue to rise, this reduction should help cushion the portfolio from potentially lower bond prices. If interest rates reverse course and fall, however, the portfolio's short average duration may
prevent    it    from    locking    in    higher    yields.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. TREASURY COUPON 1-YEAR STRIPS INDEX IS AN UNMANAGED ZERO COUPON INDEX WITH CONSTANT MATURITY AND DURATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

                                                                                             Principal
BONDS AND NOTES--82.6%                                                                       Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS--4.4%

New Jersey Economic Development Authority,

  State Pension Funding Bonds, Ser. 1997B,

   Zero Coupon, 2001                                                                          1,500,000            1,438,095

U. S. GOVERNMENTS--38.4%

U. S. Treasury Principal Strips,

   0%, 11/15/2000                                                                            13,000,000           12,708,540

U. S. GOVERNMENT AGENCIES--39.8%

FACO Coupon Strips,

   Ser. 97-1, Zero Coupon, 7/21/2000                                                          4,743,000            4,726,860

FICO Coupon Strips,

   Ser. 1, Zero Coupon, 11/11/2000                                                            1,132,000            1,106,862

Tennessee Valley Authority:

   Coupon Strips, Zero Coupon, 11/1/2000                                                      3,000,000            2,937,153

   Principal Strips, Zero Coupon, 11/1/2000                                                   4,500,000            4,397,720

                                                                                                                  13,168,595

TOTAL BONDS AND NOTES

   (cost $27,357,133)                                                                                             27,315,230
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--17.7%
--------------------------------------------------------------------------------

U. S. GOVERNMENTS--7.1%

U. S. Treasury Bills:

   5.67%, 7/6/2000                                                                              200,000             199,916

   5.64%, 7/27/2000                                                                              30,000  (a)         29,894

   5.97%, 8/10/2000                                                                           1,150,000           1,143,227

   5.97%, 8/17/2000                                                                             980,000             973,150

                                                                                                                  2,346,187

U. S. GOVERNMENT AGENCIES--10.6%

Federal Home Loan Banks,

  Discount Notes,

   6.5%, 7/3/2000                                                                             3,500,000           3,498,734

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,844,291)                                                                                              5,844,921
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $33,201,424)                                                             100.3%          33,160,151

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.3%)           (103,389)

NET ASSETS                                                                                       100.0%          33,056,762

(A) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)

                                                                                                               Unrealized
                                                                        Market Value                         Appreciation
                                                                             Covered                        (Depreciation)
                                                       Contracts    By Contracts ($)       Expiration      at 6/30/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U. S. Treasury 5 Year Notes                                    4             396,063       Sept. 2000                375

U. S. Treasury Bonds                                           8             778,750       Sept. 2000               1438

FINANCIAL FUTURES SHORT

U. S. Treasury 10 Year Notes                                   3            (295,453)      Sept. 2000             (1,266)

                                                                                                                     547

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  33,201,424  33,160,151

Prepaid expenses                                                          2,193

                                                                     33,162,344
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            13,692

Cash overdraft due to Custodian                                          66,056

Payable for futures variation margin--Note 4(a)                           1,141

Accrued expenses                                                         24,693

                                                                        105,582
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       33,056,762
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      33,287,310

Accumulated undistributed investment income--net                        154,870

Accumulated net realized gain (loss) on
   investments and financial futures                                   (344,692)

Accumulated net unrealized appreciation (depreciation)

  on investments (including $547 net unrealized

   appreciation on financial futures)--Note 4(b)                        (40,726)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       33,056,762
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)
                                                                      2,704,144

NET ASSET VALUE, offering and redemption price per share ($)              12.22

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,020,387

EXPENSES:

Investment advisory fee--Note 3(a)                                      77,589

Auditing fees                                                           12,433

Prospectus and shareholders' reports                                    10,438

Custodian fees--Note 3(a)                                                2,068

Shareholder servicing costs                                              1,110

Trustees' fees and expenses--Note 3(b)                                   1,098

Loan commitment fees--Note 2                                               147

Legal fees                                                                 102

Miscellaneous                                                            1,442

TOTAL EXPENSES                                                         106,427

INVESTMENT INCOME--NET                                                 913,960
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (22,837)

Net realized gain (loss) on financial futures                          (62,370)

NET REALIZED GAIN (LOSS)                                               (85,207)

Net unrealized appreciation (depreciation) on investments

   (including $67,180 net unrealized
   appreciation on financial futures)                                   89,515

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   4,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   918,268

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000          Year Ended

                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            913,960           2,039,253

Net realized gain (loss) on investments           (85,207)            (64,501)

Net unrealized appreciation (depreciation)
   on investments                                  89,515            (965,706)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      918,268           1,009,046
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (764,288)         (2,034,055)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   1,651,131           9,409,530

Dividends reinvested                              764,288           2,034,055

Cost of shares redeemed                        (7,175,382)        (11,283,823)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,759,963)            159,762

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,605,983)           (865,247)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            37,662,745          38,527,992

END OF PERIOD                                  33,056,762          37,662,745

Undistributed investment income--net              154,870               5,198
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       135,490             762,726

Shares issued for dividends reinvested             62,918             165,546

Shares redeemed                                  (589,612)           (915,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (391,204)             12,671

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                   Six Months Ended

                                              June 30, 2000                    Year Ended December 31,
                                                                        -----------------------------------------

                                                 (Unaudited)     1999       1998        1997       1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.17      12.50      12.30       12.29       12.70       11.39

Investment Operations:

Investment income--net                                 .32        .66        .67         .69         .68         .69

Net realized and unrealized

   gain (loss) on investments                         (.00)(a    (.33)       .20         .14        (.36)       1.31

Total from Investment Operations                       .32        .33        .87         .83         .32        2.00

Distributions:

Dividends from investment
   income--net                                        (.27)      (.66)      (.67)       (.69)       (.68)       (.69)

Dividends from net realized
   gain on investments                                  --         --         --        (.13)                   (.05)            --

Total Distributions                                   (.27)      (.66)      (.67)       (.82)       (.73)       (.69)

Net asset value, end of period                       12.22      12.17      12.50       12.30       12.29       12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.31(b)    2.69       7.27        7.01        2.59       17.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .62(b)     .64        .59         .61         .66         .68

Ratio of net investment income to
   average net assets                                 5.29(b)    5.32       5.41        5.65        5.54        5.73

Decrease reflected in above expense
   ratios due to  undertakings by
   The Dreyfus Corporation                              --         --         --         --           --         .03

Portfolio Turnover Rate                              11.94(c)   57.23      84.71      200.54       98.28       49.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      33,057     37,663     38,528      35,106      31,796      22,291

(A) AMOUNT REPRESENTS LESS THAN $.01.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the
Service    from

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the Board of Trustees. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On June 30, 2000, the Board of Trustees declared a cash dividend of $.054 per share from undistributed investment income-net, payable on July 3, 2000 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2000.


                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. The portfolio has an unused capital loss carryover of approximately $221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $146,000 of the carryover expires in fiscal 2005 and $75,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $55 pursuant to the transfer agency agreement.


The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $2,068 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $3,942,402 and $14,941,522, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open June 30, 2000 are set forth in the Statement of Financial Futures.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) At June 30, 2000, accumulated net unrealized depreciation on investments and
financial   futures,   was   $40,726,  consisting  of  $5,225  gross  unrealized
appreciation and $45,951 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Zero Coupon 2000
                        Portfolio

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   119SA006